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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Universal American Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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To our shareholders:

        We cordially invite you to attend the annual meeting of shareholders of Universal American Corp. to be held on Thursday, June 4, 2009, at 9:30 a.m., local time, at the offices of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573.

        At the annual meeting, you will be asked to elect 14 persons to our board of directors to serve until the next annual election of directors or until their successors are elected and qualified, to consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year, and to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

        The board of directors unanimously recommends that shareholders vote FOR the election of the 14 directors nominated by us to our board of directors and FOR ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year.

        Your vote is very important, regardless of the number of shares you own. Only shareholders who owned shares of voting stock at the close of business on May 4, 2009 will be entitled to vote at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, sign, date and return your proxy card in the enclosed envelope, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the internet as described in the instructions included with your proxy card. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with your voting instruction form.

        This proxy statement provides specific information concerning the annual meeting. We encourage you to read this entire document carefully before voting. We also encourage you to read our entire annual report on Form 10-K for the year ended December 31, 2008 carefully before voting. You should carefully consider the matters discussed under the heading "Risk Factors" beginning on page 34 of our annual report on Form 10-K before voting.

        Our common stock trades on the New York Stock Exchange under the symbol "UAM."

        On behalf of our board of directors, I thank you for your support and appreciate your consideration of these matters.

Sincerely, Richard A. Barasch Chairman, President and Chief Executive Officer

        Neither the Securities and Exchange Commission nor any state securities commission has passed on the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

        We may amend or supplement this proxy statement from time to time by filing amendments or supplements as required.

        This proxy statement is dated April 29, 2009, and is first being mailed to Universal American's shareholders on or about May 18, 2009.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JUNE 4, 2009

TO THE SHAREHOLDERS:

        You are cordially invited to attend the annual meeting of shareholders of Universal American Corp. on Thursday, June 4, 2009, at 9:30 a.m., local time, at the offices of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, for the following purposes:

  1.
  To elect 14 persons to our board of directors to serve until the next annual election of directors or until their successors are elected and qualified.

  2.
  To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year.

  3.
  To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

        The board of directors unanimously recommends that shareholders vote FOR the election of the 14 directors nominated by us to our board of directors and FOR ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year.

        Only our shareholders of record at the close of business on May 4, 2009 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting. Please be advised that our shareholders may consider and act upon other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting. A complete list of our shareholders of record entitled to vote at the annual meeting will be available for inspection at the annual meeting.

        Your vote is very important, regardless of the number of shares you own. Please submit your proxy as soon as possible to make sure that your shares are represented at the annual meeting.

        For your shares to be voted, you may complete, sign, date and return the enclosed proxy card or you may submit your proxy by telephone or over the internet. If you are a holder of record, you may also cast your vote in person at the annual meeting. If you hold your shares in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

By Order of the Board of Directors, Robert A. Waegelein Executive Vice President, Chief Financial Officer April 29, 2009

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        This proxy statement incorporates important business and financial information about us from other documents that are not included in or delivered with this proxy statement. The Securities and Exchange Commission, known as the SEC, maintains a website that contains annual, quarterly and current reports, proxy and information statements and other information regarding registrants, like us, that file reports with the SEC electronically. The SEC's website address is http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. The information we file with the SEC and other information about us is also available on our website at www.universalamerican.com at the link entitled Investors. However, the information on our website is not a part of, nor incorporated by reference into, this proxy statement. For your convenience, we are mailing, in connection with this proxy statement, a copy of our annual report for the fiscal year ended December 31, 2008 as previously filed with the SEC. For a listing of the documents incorporated by reference in this proxy statement, please see "Incorporation of Certain Documents by Reference."

        You can also obtain those documents incorporated by reference in this proxy statement without charge by contacting us at:

Universal American Corp.
Six International Drive, Suite 190
Rye Brook, New York 10573
(914) 934-5200
Attention: Legal Department

        In order to ensure timely delivery of requested documents, you should ensure that we receive any request for documents at least five business days prior to the date on which you plan to make an investment decision and, in any event, no later than May 28, 2009, which is five business days prior to the annual meeting.

        Universal American shareholders who have questions about the annual meeting or any other matter described in this proxy statement, or who need assistance in voting their shares or need a copy of this proxy statement, should contact:

Universal American Corp.
Six International Drive, Suite 190
Rye Brook, New York 10573
(914) 934-5200
Attention: Legal Department

        Unless the context otherwise requires, references in this proxy statement to Universal American, our, we or us means Universal American Corp., together with our subsidiaries.

Important Notice Regarding Availability of Proxy Materials

This proxy statement and our annual report to stockholders are available at www.universalamerican.com

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

General Information

        We are furnishing this proxy statement in connection with the solicitation of proxies by Universal American Corp. on behalf of its board of directors for use at our annual meeting of shareholders to be held on Thursday, June 4, 2009, at 9:30 a.m., local time, at the offices of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, and at any postponements or adjournments thereof. The notice of annual meeting, this proxy statement and the accompanying proxy card are first being mailed on or about May 18, 2009 to shareholders of record at the close of business on May 4, 2009.

What is the purpose of the annual meeting?

        At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting. These matters are the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. In addition, our management will report on our performance during fiscal year 2008.

Who may attend the annual meeting?

        All shareholders are invited to attend the annual meeting. However, only shareholders of record at the close of business on May 4, 2009, or their duly appointed proxies, may vote at the annual meeting. If you hold your shares in "street name"—that is, through a brokerage firm, bank, or other nominee—you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. In all cases, you must bring a form of personal identification.

Who is entitled to vote?

        Only shareholders who were record holders of our common stock or series B preferred stock, if any is then outstanding, at the close of business on the record date, May 4, 2009, are entitled to vote at the annual meeting or any postponements or adjournments thereof. Each record holder of our common stock on the record date of the annual meeting is entitled to one vote for each share of common stock owned by the record holder at that time. Each record holder of our series B preferred stock on the record date of the annual meeting is entitled to a number of votes that is equal to the number of votes which the shares of common stock issuable upon conversion of the record holder's shares of series B preferred stock would have been entitled if those shares of common stock had been outstanding at that time. Our common stock and series B preferred stock vote together as a single class. As of the record date, each share of series B preferred stock was entitled to 100 votes per share. As of the record date, there were no shares of series B preferred stock outstanding.

        Although we encourage you to complete and return the proxy card or to vote by telephone or via the internet to ensure that your vote is counted, you may attend the annual meeting and vote your shares in person.

What constitutes a quorum?

        The presence at the annual meeting of shares representing a majority of our outstanding voting stock, represented either in person or by proxy, will constitute a quorum for the transaction of business. As of the date of this proxy statement, we had 87,454,700 shares of common stock outstanding net of 9,959,333 shares held in treasury, each of which was entitled to one vote per share, and no shares of series B preferred stock outstanding. Each outstanding share of series B preferred stock would be entitled to 100 votes per share. We will count abstentions and broker non-votes as present for purposes of determining whether a quorum exists at the annual meeting.

What vote is required to approve each item?

        Proposal No. 1—Election of 14 Directors.    The 14 nominees who receive the greatest number of votes cast at the annual meeting, by the holders of our common stock and series B preferred stock, if any is then outstanding, voting together as a single class, whether in person or by proxy, called a "plurality," will be elected as directors. In addition, four of our equity investors have the right to designate an aggregate of six of our 14 directors. These equity investors and Richard A. Barasch, our chairman and chief executive officer, have agreed to vote their shares, which constitute a majority of the votes, for these six designees and for Mr. Barasch as directors, and therefore the election of these seven members of the board is assured.

        Proposal No. 2—Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm.    The affirmative vote "FOR" by a majority of the votes cast at the annual meeting, either in person or by proxy, by the holders of our common stock and series B preferred stock, if any is then outstanding, voting together as a single class, is required to approve this proposal.

        Abstentions and Broker Non-Votes.    We will not count abstentions and broker non-votes for purposes of calculating a plurality, and they will have no effect on the outcome of either proposal to be considered at the annual meeting.

What rights do I have to dissent from any proposal set forth in this proxy statement?

        Under New York law, shareholders will not have dissenter's, appraisal or similar rights in connection with any proposal set forth in this proxy statement.

How do I vote?

        You may vote in the following ways:

            (a)    In person:    We will distribute written ballots to anyone who is eligible to vote and who wants to vote in person at the annual meeting. However, if you hold your shares in "street name," you must request a proxy card from your broker in order to vote at the annual meeting. Holding shares in street name means that you hold them through a brokerage firm, bank or other nominee and, therefore, the shares are not held in your individual name in the records maintained by our transfer agent, American Stock Transfer & Trust Company, known as AST, but instead are held in the name of your brokerage firm, bank, or other nominee on AST's records.

            (b)    By mail:    Please complete and sign your proxy card and return it to us by mail in the enclosed pre-addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If an additional proposal comes up for a vote at the annual meeting that is not on the proxy card, your shares will be voted in the best judgment of our authorized proxies, Richard A. Barasch and Robert A. Waegelein.

        If you do not mark your voting instructions on the proxy card, your shares will be voted as follows:

  •
  FOR the election of the 14 nominated directors;

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  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year;

            (c)    By telephone:    Call the toll-free telephone number on your proxy card to vote by telephone. You must have a touch-tone telephone to use this option. You will need to follow the instructions on your proxy card and the voice prompts.

            (d)    Via the internet:    Go to the website listed on your proxy card to vote via the internet. You will need to follow the instructions on your proxy card and on the website.

        Telephone and internet voting options are available 24 hours a day, seven days a week. When prompted, you will need to enter the control number shown on your proxy card. You will then be able to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone or via the internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card by mail. The telephone and internet voting procedures, which employ the use of control numbers found on the proxy cards, are designed to authenticate shareholders' identities, to allow shareholders to vote their shares of common stock and to confirm that their instructions have been properly recorded. If you vote by telephone or via the internet, you do not need to return your proxy card. If you hold your shares in street name, you may vote by telephone or via the internet if your broker or nominee makes these methods available, in which case the broker or nominee will enclose the instructions with this proxy statement.

What if I am a beneficial owner rather than a holder of record?

        If you hold your shares in a stock brokerage account or through a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. Your broker or nominee, who is considered to be the holder of record with respect to your shares, is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the annual meeting, but you must obtain a legal proxy from the holder of record of your shares in order to vote in person at the annual meeting.

        If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?

        If you hold your shares in street name, your broker or nominee will ask you how you want it to vote your shares. If you provide voting instructions, your broker or nominee must vote shares as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is "routine." Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the election of directors and ratification of the appointment of an independent registered public accounting firm, without voting instructions from their clients. Brokers may not, however, cast votes on "non-routine" matters without voting instructions. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner. Because both of the matters on which you have been asked to vote are routine, if you do not direct the voting of your shares, your broker or nominee may decide to vote your shares in a way you would not prefer.

How do I vote if I am a participant in your company stock plan?

        Shares of our common stock held by our employees who participate in the Universal American Corp. 401(k) Savings Plan are held of record and are voted by the trustees of the Plan. As a participant in our 401(k) Savings Plan, you may instruct the plan trustees as how to vote the shares allocated to your account by voting by proxy. The trustees of our 401(k) Savings Plan will vote shares as to which they have not received direction in accordance with the terms of the Plan.

Can I change my vote after I return my proxy?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the exercise of your proxy at the annual meeting by filing a notice of revocation or a new executed proxy card bearing a later date with our Secretary at our principal executive offices at Universal American

Corp., Six International Drive, Suite 190, Rye Brook, New York 10573. You may also change or revoke your proxy by telephone or via the internet at any time before the annual meeting in accordance with the instructions on the enclosed proxy card. You may also revoke your proxy if you attend the annual meeting in person and give notice of your intention to vote at the annual meeting. Attendance at the annual meeting will not by itself revoke a previously granted proxy.

Who pays for this proxy solicitation?

        We do. We do not intend to solicit proxies other than by use of the mail, but some of our employees may contact you by telephone, mail, or otherwise to obtain proxies. None of these employees will receive any extra compensation for doing this.

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

        We have adopted a procedure approved by the SEC called "householding," which will reduce our printing and mailing costs. Under this procedure, we will deliver a single annual report, proxy statement, proxy statement combined with a prospectus or any information statement to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family.

        We encourage your participation in the householding program. It will reduce the volume of duplicate information received at your household as well as the cost to us of preparing and mailing duplicate materials. As an alternative to householding, you may wish to receive documents electronically. Instructions for consenting to electronic delivery appear below.

What do I need to do to participate in householding?

        You do not need to do anything. If you share the same last name and address with one or more other shareholders, from now on, unless we receive contrary instructions from you or from one of these other shareholders, you and all other shareholders who have your last name and live at the same home address will receive only one copy of any of our annual report, proxy statement for our annual meeting of shareholders, proxy statement we file and deliver in connection with any other meeting of shareholders, proxy statement combined with a prospectus or information statement.

Will I still receive my own proxy card?

        Yes. We will include with the householded materials for our annual meetings, or any other shareholders' meeting, a separate proxy card and notice of shareholders' meeting for each registered shareholder who shares your last name and lives at your home address.

What do I need to do if I want to continue to receive my own set of proxy materials?

        If you object to the householding procedures and want to continue to receive your own separate set of documents, or if you participate in householding but wish in the future to receive individual copies of these documents for any reason, we will deliver a separate copy of these documents to you promptly upon your written or oral request. You should direct any requests to receive individual documents to our Secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, telephone (800) 332-3377. If you wish to request householding if members of your household are receiving multiple copies of these documents, you should write or call our Secretary at the same address or phone number listed above.

What if I don't object to the householding procedures now, but change my mind later?

        You may opt out of householding at any time by contacting our Secretary at Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, telephone (800) 332-3377. Your election to opt out will apply to all materials mailed more than 30 days after your request is received.

        We intend to household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice. If you consent to electronic delivery, we will not be householding your documents, so you need not contact us to object to householding.

What happens when a member of my household changes his or her address?

        When there is an address change for one of the members of the household, any proxy materials will be sent directly to that shareholder at his or her new address.

Do the householding procedures apply if I hold my shares through a broker, bank or other nominee?

        We have been notified that some brokers and banks will household proxy materials. If you hold your shares in "street name" by a broker, bank or other nominee, you may request information about householding from your bank, broker or other holder of record.

How can I receive my proxy statement electronically?

        As an alternative to receiving printed copies of proxy materials in future years, we offer shareholders the opportunity to receive proxy mailings electronically. By consenting to electronic delivery of future annual reports and proxy statements, you will help us reduce printing and postage costs.

        To be eligible for electronic delivery, you must have access to a computer and the internet and expect to have access in the future. To take advantage of electronic delivery, please indicate your consent by following the instructions provided as you vote by internet, or go to the website www.proxyvote.com and follow the prompts. Selecting this option means that you will no longer receive a printed copy of our annual report and proxy statement unless you request one. However, you will continue to receive your printed proxy card each year, which will contain information regarding the internet website where you can view the annual report and proxy statement. If you consent to electronic delivery, you will be responsible for your usual telephone and internet access charges in connection with the electronic delivery of the proxy materials and annual report. Your consent to electronic delivery will be effective until you revoke it. You may cancel your consent to electronic delivery at no cost to you at any time at the internet site www.investordelivery.com or by writing to our Secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573.

 SUMMARY

        This summary is qualified in its entirety by the more detailed information included elsewhere in this proxy statement. Because this is a summary, it may not contain all of the information that is material or important to you. You should read this entire proxy statement carefully, as well as our annual report on Form 10-K for the fiscal year ended December 31, 2008, with particular attention to the section entitled "Risk Factors," as well as our other reports filed with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, before making a decision. See "Where You Can Find Additional Information" and "Incorporation of Certain Documents by Reference."

  UNIVERSAL AMERICAN CORP.
  Six International Drive, Suite 190
  Rye Brook, New York 10573
  Telephone Number: (914) 934-5200

        Through our family of companies, we offer a broad array of health insurance and managed care products and services, primarily to the growing senior population. Our principal health insurance products for the senior market are Medicare Advantage, insured stand-alone prescription drug benefit plans pursuant to Medicare Part D, and Medicare supplement. We also provide administrative services for senior market insurance and non-insurance programs to both affiliated and unaffiliated insurance companies, and prescription benefit management, or PBM, services to seventeen state pharmacy assistance programs, and offer PBM services and drug discount card programs through a number of group contracts.

        Collectively, our insurance subsidiaries are licensed or otherwise authorized to sell health insurance, life insurance and annuities in all 50 states, the District of Columbia and Puerto Rico, as well as some U.S. territories. Our managed care subsidiary operates Medicare Advantage coordinated care plans in Texas, Wisconsin and Oklahoma.

Recommendation of our Board of Directors

        The board of directors unanimously recommends that shareholders vote FOR the election of the 14 directors nominated by us to our board of directors and FOR ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year.

Certain Relationships and Related Transactions (Page 50)

        In September 2007, we entered into a stockholders' agreement with our chairman and chief executive officer, Richard Barasch, certain equity investors and other parties thereto that received consideration under the merger agreement pursuant to which we acquired MemberHealth, Inc. The equity investors and parties that received consideration under the merger agreement that are party to the stockholders' agreement consist of:

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  Lee-Universal Holdings, LLC, an investment fund,

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  two investment funds, a company and several individuals that are affiliates or employees of Welsh, Carson, Anderson & Stowe, known as WCAS,

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  three investment funds that are affiliates of Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., which we refer to collectively with their affiliates as Capital Z,

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  four investment funds for which Perry Corp. acts as general partner and/or investment advisor, and

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  Charles E. Hallberg, who was chief executive officer of MemberHealth, Inc., and is now employed by us.

Upon the execution of the stockholders' agreement, our board of directors increased its size from nine to 13 directors. Our board subsequently increased its size to 14 directors. Our board consists of

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  two directors, Eric W. Leathers and Robert A. Spass, designated by Capital Z,

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  two directors, Thomas A. Scully and Sean M. Traynor, designated by the WCAS entities,

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  one director, Mark K. Gormley, designated by Lee-Universal,

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  one director, Richard Perry, designated by Perry,

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  one director who is required to be our then current chief executive officer, and

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  seven additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange.

Please see the section entitled "Election of Board of Directors" for more information.

RISK FACTORS

        You should carefully consider each of the risks set forth in Item 1A—Risk Factors of our annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 10, 2009, which we incorporate by reference into this proxy statement. These risks and other factors may affect forward-looking statements contained in this proxy statement or made by us elsewhere, such as in our annual report on Form 10-K, our annual report provided with this proxy statement, press releases, investor calls or conference presentations. The risks and uncertainties described in the Risk Factors section of our annual report on Form 10-K are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may also adversely affect our business. Please also read the following section entitled "Special Note Regarding Forward Looking Statements."

        If any of the these risks or uncertainties develops into actual events, it could significantly and adversely affect our business, prospects, financial condition and operating results. In that case, the trading price of our common stock could decline materially.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Portions of the information in this proxy statement and oral statements made from time to time by our representatives may constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the PSLRA. Forward-looking statements may relate to, among other things:

  •
  Projections of revenue, earnings and other financial items,

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  Our future economic performance,

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  Plans and objectives for future operations, and

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  The identification of acquisition candidates and the completion of transactions with them.

        You can identify forward-looking statements by words such as the following, or indicating or implying the following:

  •
  "prospects,"

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  "outlook,"

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  "believes,"

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  "estimates,"

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  "intends,"

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  "may,"

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  "will,"

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  "should,"

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  "anticipates,"

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  "expects,"

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  "plans,"

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  the negative or other variation of these or similar words, or

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  discussion of trends and conditions, strategy or risks and uncertainties.

        Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in any forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that we will achieve our expectations. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements.

        The risks and uncertainties set forth or referred to in this proxy statement constitute important factors that may cause actual results to differ materially from forward-looking statements. We assume no obligation to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether as a result of new information, future events or otherwise.

THE ANNUAL MEETING

PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS

        Our board of directors, acting upon the unanimous recommendation of its Nominating and Governance Committee, has nominated the following 14 nominees for election as directors at the annual meeting:

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  Mr. Richard A. Barasch,

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  Mr. Barry W. Averill,

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  Ms. Sally W. Crawford,

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  Mr. Matthew W. Etheridge,

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  Mr. Mark K. Gormley,

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  Mr. Mark M. Harmeling,

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  Ms. Linda H. Lamel,

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  Mr. Eric W. Leathers,

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  Mr. Patrick J. McLaughlin,

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  Mr. Richard C. Perry,

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  Mr. Thomas A. Scully,

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  Mr. Robert A. Spass,

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  Mr. Sean M. Traynor, and

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  Mr. Robert F. Wright.

All director nominees currently serve on our board of directors and all have consented to serve if elected. The directors will hold office from election until the next annual meeting of shareholders, or until their successors are elected and qualified.

        Proxies cannot be voted for more than 14 persons. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present board of directors or the proxy holders to fill the vacancy or for the balance of those nominees named without nomination of a substitute.

        Under the terms of a stockholders' agreement we entered into in September 2007, our board of directors increased its size from nine to 13 directors, and it subsequently increased its size to 14 directors. Our board consists of

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  two directors, Messrs. Leathers and Spass, designated by Capital Z,

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  two directors, Messrs. Scully and Traynor, designated by the WCAS entities,

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  one director, Mr. Gormley, designated by Lee-Universal,

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  one director, Mr. Perry, designated by Perry,

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  one director, Mr. Barasch, who is required to be our then current chief executive officer, and

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  seven additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange.

In addition to these seven independent directors, our board of directors has determined that Mr. Perry is independent within the meaning of the listing standards of the New York Stock Exchange.

Nominees for Director

Name	Age	Current Position with Company	Director of Company Since
Richard A. Barasch	55	Chairman of the Board, CEO and President	1988
Barry W. Averill	70	Director	2006
Sally W. Crawford	55	Director	2007
Matthew W. Etheridge	35	Director	2007
Mark K. Gormley	48	Director	2007
Mark M. Harmeling	56	Director	1990
Linda H. Lamel	65	Director	2003
Eric W. Leathers	35	Director	2004
Patrick J. McLaughlin	51	Director	1995
Richard C. Perry	54	Director	2009
Thomas A. Scully	51	Director	2008
Robert A. Spass	53	Director	1999
Sean M. Traynor	40	Director	2007
Robert F. Wright	83	Director	1998

        Biographical information concerning the director nominees is set forth below.

        Richard A. Barasch has served as a Director since July 1988, as Chairman of the Board since December 1997, as Chief Executive Officer since June 1995 and as President since April 1991. He has served as a director and the President of our American Progressive Life and Health Insurance Company of New York subsidiary since 1991, and he is Chairman of substantially all of our subsidiaries. Mr. Barasch has held positions with our subsidiaries since their acquisition or organization.

        Barry W. Averill has served as a Director since March 2006. Since 2003, Mr. Averill has served as the President of Averill Management Enterprises, Inc., a consulting firm specializing in the managed healthcare industry. From 2000 to 2003, Mr. Averill served as President of Health Net of the Northeast, Inc. Prior to that, Mr. Averill worked at Humana, Inc. from 1991 to 2000, serving as its Regional Vice President beginning in 1998. Mr. Averill also was the President and CEO of Michael Reese Health Plan, Inc. from 1984 to 1991. Mr. Averill has served as the President and as a member of the boards of directors of many professional organizations within the managed care industry, including the Illinois HMO Association, Group Health Association of America, American College Health Association, and the Accreditation Association for Ambulatory Health Care. Mr. Averill serves as an observer on the board of directors of Socios Mayores en Salud, Inc.

        Sally W. Crawford has served on our Board since October 2007. Ms. Crawford was Chief Operating Officer of Healthsource, Inc., a publicly held managed care organization headquartered in New Hampshire, from April 1985 until January 1997. During her tenure at Healthsource, Inc., Ms. Crawford held a variety of positions and responsibilities, including leading that company's Northern Region operations and marketing efforts. Since January 1997, Ms. Crawford has been a health care consultant in New Hampshire. She serves as a director of Hologic, Inc., CombinatoRx, Incorporated, Exact Sciences Corporation, and Insulet Corporation. Ms. Crawford is also a director of the American Independence Museum in Exeter, NH and New Hampshire Business for the Arts, and a trustee of Odyssey New Hampshire.

        Matthew W. Etheridge joined our Board in September 2007. He is currently a private investor, and was formerly a Managing Partner of Perry Capital LLC, a private investment management firm, where he was co-head of the firm's healthcare group. Prior to joining Perry Capital in 2001, Mr. Etheridge was an investment analyst for Stanford Management Company, which manages Stanford University's endowment. Prior to joining Stanford Management in 1997, Mr. Etheridge was a consultant with McKinsey & Company.

        Mark K. Gormley joined our Board in September 2007. He is a Partner at Lee Equity Partners, LLC, a growth buyout investment firm recently founded by Thomas H. Lee. Prior to joining Lee Equity Partners, Mr. Gormley was a founding partner of Capital Z. Prior to joining Capital Z in 1998, Mr. Gormley was a Managing Director at Donaldson, Lufkin & Jenrette, Inc., known as DLJ, and was a leader of the firm's insurance and asset management investment banking group. Prior to joining DLJ in 1989, Mr. Gormley was a Vice President at Merrill Lynch & Co., Inc. where he was a founding member of the insurance and asset management investment banking group. Mr. Gormley serves as a director of NewStar Financial Inc., a commercial finance company, and Permanent General Assurance Corp.. In addition, Mr. Gormley is a trustee of the Committee for Hispanic Families and Children.

        Mark M. Harmeling has served as a Director since July 1990. He also served as a Director of our wholly-owned subsidiary American Progressive Life and Health Insurance Company of New York from 1992 to 1999. Mr. Harmeling is a Senior Managing Director at Colony Realty Partners, LLC. He was previously a Partner of TA Associates Realty, a pension fund advisory firm, from 2001 to 2004. Prior to joining TA Associates, Mr. Harmeling worked for several real estate companies, the longest tenure of which was as President of Bay State Realty Advisors.

        Linda H. Lamel has served as a Director since June 2003. She also serves as a director and member of the Audit Committee of our American Progressive subsidiary, since 2005. Ms. Lamel is an attorney and arbitrator in private practice and a professor at Brooklyn Law School. She was CEO of Claims Online, a technology company specializing in insurance claims processing, from 2000 to 2002. Previous to that, Ms. Lamel was Executive Director of the Risk and Insurance Management Society, an association of corporate insurance buyers from 1997 to 2000, Vice-President of TIAA-CREF responsible for its group insurance operation from 1988 to 1996, President of The College of Insurance from 1983 to 1988, and Deputy Superintendent of the Insurance Department of New York from 1977 to 1983. Ms. Lamel serves on the board of directors of the Boy Scouts of America, Greater New York Council.

        Eric W. Leathers has served as a Director since February 2004. He is a Partner of Capital Z. Prior to joining Capital Z in August 1998, Mr. Leathers was an investment banker with Donaldson, Lufkin & Jenrette, where he specialized in mergers and acquisitions, corporate financings, and private equity transactions within the insurance industry. Mr. Leathers serves on the board of directors of Permanent General Companies Inc.

        Patrick J. McLaughlin has served as a Director since January 1995. Mr. McLaughlin has been a Managing Director of Emerald Capital Group, Ltd., an asset management and consulting firm specializing in the insurance industry, since April 1993. Prior to that, he was an Executive Vice President and Chief Investment Officer of Life Partners Group, Inc., Managing Director of Conning & Company and Senior Vice President and Chief Investment Officer of ICH Corporation.

        Richard C. Perry co-founded Perry Capital in 1988. Prior to 1988, Mr. Perry was in the equity arbitrage area of Goldman, Sachs & Co. He was also an adjunct associate professor at the Stern School of Business at New York University, where he taught a course in the finance department. Mr. Perry serves on the boards of directors of Sears Holdings Corporation, Capital Business Credit LLC and Endurance Specialty Insurance, Ltd. Mr. Perry is a member of the boards of trustees of Milton Academy, Facing History and Ourselves, Harlem Children's Zone and the University of Pennsylvania. Mr. Perry earned an MBA at New York University's Stern School of Business in 1980, and a BS at the University of Pennsylvania's Wharton School in 1977.

        Thomas A. Scully has served as Senior Counsel to the law firm of Alston & Bird and as a general partner of Welsh, Carson Anderson & Stowe since January 1, 2004. From May 2001 to December 2003, Mr. Scully served as Administrator of the Centers for Medicare & Medicaid Services, known as CMS. CMS is responsible for the management of Medicare and other national healthcare programs. Before joining CMS, Mr. Scully served as President and Chief Executive Officer of the Federation of American Hospitals beginning January 1995. From 1989 until 1993, Mr. Scully served in various positions in the George H.W. Bush administration.

        Robert A. Spass has served as a Director since July 1999. Mr. Spass is the Chairman of the Board, Chief Executive Officer, a Partner and co-founder of Capital Z. Prior to founding Capital Z in 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners, L.P. from 1994 to 1998. Prior to the formation of Insurance Partners, L.P., Mr. Spass was President and CEO of International Insurance Advisors L.P. from 1990 to 1994. Prior to that, Mr. Spass was a Director of Investment Banking at Salomon Brothers from 1984 to 1990 and a Senior Manager for Peat Marwick Main & Co. from 1978 to 1984. Mr. Spass serves on the board of directors of Endurance Specialty Holdings, Ltd., and Lancashire Holdings Limited.

        Sean M. Traynor joined Welsh, Carson, Anderson & Stowe, known as WCAS, in 1999 and focuses on investments in the healthcare industry. Prior to joining WCAS, he worked in the healthcare and insurance investment banking groups at BT Alex. Brown. Previously, Mr. Traynor spent three years with Coopers & Lybrand. Mr. Traynor sits on the boards of Select Medical Corporation, Amerisafe, Inc., and several privately-held companies.

        Robert F. Wright has served as a Director since June 1998. Mr. Wright has been President of Robert F. Wright Associates, Inc. since 1988. Prior to that, Mr. Wright was a senior partner of the public accounting firm of Arthur Andersen LLP. Mr. Wright is a director of Delphi Financial Group Inc., Reliance Standard Life Insurance Company and its affiliates, and The Navigators Group, Inc.

Vote Required

        The 14 nominees who receive the greatest number of votes cast at the annual meeting by the holders of our common stock and series B preferred stock, if any is then outstanding, voting together as a single class, either in person or by proxy, will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF
THE NOMINEES FOR DIRECTOR NAMED ABOVE

CORPORATE GOVERNANCE

Board of Directors

        Our board of directors oversees our business and affairs pursuant to the New York Business Corporation Law, our charter and our by-laws. Members of the board of directors keep informed of our business through discussions with the Chairman and Chief Executive Officer and with key members of management, by reviewing materials provided to them and by participating in board and committee meetings. We elect members of the board of directors annually.

        Regular attendance at board meetings is expected of each director. Our board held 21 meetings during 2008. No director attended fewer than 75% of the aggregate of the total number of meetings of the board held during the period for which he or she served as a director and the total number of meetings held by all committees of the board on which he or she served during the period that he or she served. Our board holds regularly scheduled executive sessions consisting only of non-management directors. These executive sessions typically occur immediately following the regularly scheduled meetings of the board, and may occur at any other time and place as the non-management directors may determine. The non-management directors met in executive session at four of the ten in-person board meetings in 2008.

Director Independence

        The board of directors has determined that to be considered independent, a director may not have any direct or indirect material relationships with us. In making a determination of whether a material relationship exists, the board considers the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and all other relevant facts and circumstances. The board also reviewed the independence of our directors in accordance with the corporate governance standards for companies traded on the New York Stock Exchange set forth in Section 303A of the New York Stock Exchange Listed Company Manual.

        Consistent with these considerations, the board has reviewed all relationships between us and the members of the board, and has affirmatively determined that a majority of our directors are independent within the meaning of the rules of New York Stock Exchange. These independent directors are Mses. Crawford and Lamel and Messrs. Averill, Etheridge, Harmeling, McLaughlin, Perry and Wright.

        The board has determined that Mr. Barasch, our chief executive officer, is not an independent director.

        Our Audit Committee consists of Messrs. McLaughlin and Wright and Ms. Lamel. The board has determined that each of the directors serving on the Audit Committee satisfies the independence standards set forth in our Audit Committee charter and is independent within the meaning of the applicable rules of the New York Stock Exchange and Rule 10A-3 of the Exchange Act.

        Our Compensation Committee consists of Ms. Lamel and Messrs. Averill and Etheridge. The board has determined that each of the directors serving on the Compensation Committee satisfies the independence standards set forth in our Compensation Committee charter and is independent within the meaning of the applicable rules of the New York Stock Exchange.

        Our Nominating and Governance Committee consists of Ms. Crawford and Messrs. Harmeling and Wright. The board has determined that each of the directors serving on the Nominating and Governance Committee satisfies the independence standards set forth in our Nominating and Governance Committee charter and are independent within the meaning of the applicable rules of the New York Stock Exchange.

Attendance at the Annual Meeting

        We encourage the members of the board to attend our annual meetings. All individuals who were then directors, other than Messrs. Harmeling, Spass and Traynor, attended the 2008 annual meeting of shareholders in person; Mr. Spass attended by conference telephone.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, and our subsidiaries' directors, officers and employees, and all directors, officers and employees of any other entities controlled by us. We also have adopted a Code of Ethics for Principal Executive and Senior Financial Officers that applies to our chief executive officer, chief financial officer and other principal officers designated by us, and was approved by the board. Our Code of Business Conduct and Ethics and our Code of Ethics for Principal Executive and Senior Financial Officers are posted on our website at www.universalamerican.com at the link entitled Investors, and is also available in print to any shareholder who requests a copy. We intend to disclose any substantive amendment to or waiver of the codes.

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines that apply to our board of directors and our board committees. The Corporate Governance Guidelines are posted on our website at www.universalamerican.com at the link entitled Investors, and are also available in print to any shareholder who requests a copy. We intend to disclose any substantive amendment to or waiver of the Guidelines.

        When our board meets in executive session, the presiding officer for the executive session rotates among the chairpersons of the three standing committees of the board that we are required to have under the Exchange Act and New York Stock Exchange rules, which consist of the Audit Committee, the Nominating & Governance Committee and the Compensation Committee.

New York Stock Exchange CEO's Annual Certification

        The rules of the New York Stock Exchange require that we file annually a CEO's annual certification regarding the Exchange's corporate governance listing standards. Since we moved to the New York Stock Exchange in late 2007, we have filed the CEO's annual certification without qualification.

Shareholder and Other Interested Party Communications with the Board of Directors

        We make every effort to ensure that the views of shareholders and other interested parties are heard by the board or individual directors, as applicable. Shareholders and other interested parties may communicate with the board, any of its constituent committees or any member thereof by means of a letter addressed to the board, its constituent committees or individual directors.

  All interested party communications must

  •
  be sent to the chairperson of the Nominating and Governance Committee of our board of directors at our address, Six International Drive, Rye Brook, NY 10573,

  •
  be in writing,

  •
  be signed by the party sending the communication,

  •
  indicate whether the communication is intended for the entire board of directors, the Nominating and Governance Committee, any other committee of the board of directors or an individual director,

  •
  if the communication relates to a shareholder proposal or director nominee, identify the number of shares held by the shareholder, the length of time the shareholder has held the shares, and the shareholder's intention to hold or dispose of the shares, provided, however, that the board of directors and the Nominating and Governance Committee will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under the SEC's Rule 14a-8 of Regulation 14A under the Exchange Act, and

  •
  if the communication relates to a director nominee being recommended by a shareholder, must include the appropriate consent and biographical information of the candidate.

Please see "Future Shareholder Proposals" for further information.

        Upon receipt of an interested party communication that complies with the requirements identified above, the chairperson of the Nominating and Governance Committee of the board of directors will promptly deliver the communication to the appropriate board or committee member or members identified by the interested party as the intended recipient of the communication.

        The chairperson of the Nominating and Governance Committee of the board of directors may, in his or her sole discretion and acting in good faith, provide copies of any interested party communication to any one or more of our directors and executive officers, except that in processing any interested party communication addressed to the independent directors, the chairperson of the Nominating & Governance Committee of the board of directors may not copy any member of management in forwarding the communication to the independent directors.

Committees of the Board of Directors

        The board of directors had five standing committees in 2008: the Audit Committee, the Nominating & Governance Committee, the Compensation Committee, the Compliance & Quality Committee, and the Investment Committee. The table below indicates the current membership of each board committee:

Name	Audit Committee	Nominating and Governance Committee	Compensation Committee	Compliance and Quality Committee	Investment Committee
Richard A. Barasch					X
Barry W. Averill			X
Sally W. Crawford		X		Chair
Matthew W. Etheridge			X	X	X
Mark K. Gormley	Observer				Observer
Mark M. Harmeling		X
Linda H. Lamel	X		Chair
Eric W. Leathers					X
Patrick J. McLaughlin	X				Chair
Richard C. Perry(1)
Thomas A. Scully				X
Robert A. Spass		Observer
Sean M. Traynor			Observer
Robert F. Wright	Chair	Chair
Jay Yang(2)					X

(1)
Mr. Perry was appointed to our board on March 31, 2009.

(2)
Mr. Yang resigned from our board on March 16, 2009.

        Under the shareholders agreement to which we are a party, the equity investors that are party to the agreement each have the right to designate one person to each of our committees, subject to applicable laws and regulations. In lieu of exercising that right, the equity investors have collectively named one director to serve as an observer on each of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee, and have named one director to serve on each of the Compliance and Quality Committee and the Investment Committee. The table above also sets forth the named observers for each committee.

        The Audit Committee.    The Audit Committee held 12 meetings during 2008. The Audit Committee's primary responsibilities are to oversee:

  •
  the quality and integrity of our financial statements,

  •
  the independence and qualifications of our independent registered public accounting firm, including the retention, evaluation and termination of our independent registered public accounting firm,

  •
  the performance of our internal audit function and our independent registered public accounting firm,

  •
  the effectiveness of our disclosure controls and procedures and internal controls, and

  •
  our compliance with legal and regulatory requirements.

The report of the Audit Committee is set forth on page 27 of this proxy statement.

        We established the Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the committee and the board. The Audit Committee charter is posted on our website at www.universalamerican.com at the link entitled Investors, and is also available in print to any shareholder who requests a copy.

        The board of directors has determined that all members of the Audit Committee are financially literate and that Mr. Wright, chairman of our Audit Committee, qualifies as an "audit committee financial expert" as defined by Item 407(d) of Regulation S-K of the Exchange Act. In addition, the board has determined that Mr. Wright, Ms. Lamel and Mr. McLaughlin, who constitute all of the members of our Audit Committee, are independent within the meaning of the listing standards of the New York Stock Exchange and Rule 10A-3 of the Exchange Act.

        None of our directors serves on the audit committee of more than three public companies.

        The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, known as the "Securities Act," or the Exchange Act, except to the extent that we specifically incorporate it by reference in a filing.

        The Compensation Committee.    The Compensation Committee held 17 meetings during 2008. The Compensation Committee:

  •
  oversees our policies relating to compensation of our executives and makes recommendations to the board regarding the compensation of our executive officers,

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  oversees our 1998 Incentive Compensation Plan and other compensation programs; and

  •
  produces a compensation discussion and analysis for inclusion in our proxy statement.

The Compensation Committee Report is set forth on page 29 of this proxy statement.

        The board of directors has determined that all members of the Compensation Committee are independent within the meaning of the listing standards of the New York Stock Exchange, "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," and "non-employee directors" for purposes of Section 16 of the Exchange Act. The Compensation Committee operates pursuant to a charter approved by the committee and the board. The Compensation Committee charter is posted on our website at www.universalamerican.com at the link entitled Investors, and is also available in print to any shareholder who requests a copy.

        The Compensation Committee oversees the design and administration of our compensation programs and evaluates these compensation programs against competitive practices, legal and regulatory developments and corporate governance trends. The committee exercises significant discretion in setting compensation, and makes recommendations for ratification by the board of directors regarding total compensation for each executive officer, which the board then reviews and modifies or approves. As part of its processes and procedures for determining executive compensation, the Compensation Committee:

  •
  reviews and establishes the peer group companies used as a reference to benchmark our performance and executive officer compensation;

  •
  annually reviews executive officer compensation to ensure that a significant portion is performance-based to create incentives for above-target performance and consequences for below-target performance;

  •
  annually reviews total compensation and benefits summaries, referred to as "tally sheets," for each executive officer to ensure the committee understands all aspects of each executive officer's total compensation;

  •
  annually approves specific performance targets, which are linked to our performance, and the officer's position and scope of responsibility with us;

  •
  consults with the Committee's independent outside advisor to ensure that total compensation paid to each executive officer is appropriate; and

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  annually approves base salary adjustments and annual and long-term incentive award payouts for each year based on performance achieved in the prior year relative to the pre-established performance targets.

        The Compensation Committee solicits significant input from our chairman and chief executive officer in determining compensation for other executive officers in order to gain his perspective on individual performance and contributions. The board makes the final determination of director compensation upon recommendation of the Compensation Committee.

        The Compliance and Quality Committee.    The Compliance and Quality Committee, which we formed in July 2008, held two meetings during 2008. The Compliance and Quality Committee operates pursuant to a charter approved by the committee and the board. The Compliance and Quality Committee assists the board in assessing and overseeing

  •
  compliance with federal and state laws, rules, guidance and regulations applicable to our business activities,

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  compliance with the our corporate compliance program, and

  •
  health care quality and access for our policyholders and members.

        The Investment Committee.    The Investment Committee held 12 meetings during 2008. The Investment Committee reviews our investment policy and guidelines and portfolio performance.

        The Nominating and Governance Committee.    The Nominating and Governance Committee held three meetings during 2008. The Nominating and Governance Committee:

  •
  identifies and recommends to the board for election or appointment qualified candidates for membership on the board and the committees of the board;

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  develops and recommends to the board corporate governance principles applicable to us and monitors compliance with these principles and policies;

  •
  makes recommendations to the board concerning the composition, size, structure and activities of the board and its committees; and

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  leads the board in its annual review of the performance and effectiveness of our chief executive officer and the board and its committees, and assesses and reports to the board on these matters.

        In performing its responsibilities, the Nominating and Governance Committee endeavors to maintain free and open communications between the members of the committee, other members of the board and our management. The Nominating and Governance Committee operates under a charter approved by the committee and the board. The Nominating and Governance Committee charter is posted on our website at www.universalamerican.com at the link entitled Investors, and is also available in print to any shareholder who requests a copy. The board of directors has determined that all members of the Nominating and Governance Committee are independent within the meaning of the listing standards of the New York Stock Exchange.

  Director Nomination Process

        The Nominating and Governance Committee seeks to create a board that is strong in its collective judgment, skill, diversity, experience and business judgment. When the Nominating and Governance Committee reviews a potential new candidate, it looks specifically at individuals who have displayed high ethical standards, integrity and sound business judgment, taking into account the candidate's qualifications in light of our needs and the needs of the board at that time given the then current mix of director attributes, and the extent to which the candidate otherwise would be a desirable addition to the board and any committees of the board. The committee seeks to balance the following goals:

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  The size of the board should facilitate substantive discussions of the whole board in which each director can participate meaningfully;

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  The composition of the board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to our business; and

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  A majority of the board must consist of directors who are neither our officers nor employees, nor those of our subsidiaries, nor have a relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise independent under New York Stock Exchange requirements and applicable securities laws.

        In evaluating current directors for re-nomination to the board, the Nominating and Governance Committee assesses the performance of each director, as well as our challenges and needs.

        The Nominating and Governance Committee will review a summary of the nominee's qualifications, including materials provided by outside search firms or other parties. The committee evaluates prospective nominees against the standards and qualifications set out in the Nominating and Governance Committee Charter, such as:

  •
  experience in corporate governance, such as an officer or former officer of a publicly held company;

  •
  experience in our industry;

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  experience as a board member of another publicly held company; and

  •
  academic expertise in an area of our operations.

        The Nominating and Governance Committee also considers other relevant factors as it deems appropriate, such as

  •
  the current composition of the board;

  •
  the balance of management and independent directors;

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  senior leadership experience and the need for financial and accounting expertise;

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  the ability and willingness to commit adequate time to board and committee matters;

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  the fit of the individual's skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to our needs; and

  •
  a diversity of viewpoints, background, experience and other factors.

        The Nominating and Governance Committee makes a recommendation to the full board as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the Nominating and Governance Committee.

        The Nominating and Governance Committee will ensure that a majority of the directors on the board are independent in accordance with New York Stock Exchange listing criteria and applicable securities laws and regulations. It will also ensure that the members of the board maintain the requisite qualifications under New York Stock Exchange listing standards and SEC rules for membership on the Audit, Compensation, and Nominating and Governance Committees.

        The committee will consider potential nominations for board membership suggested by its members and other directors, as well as by members of management and our shareholders. The Nominating and Governance Committee considers nominations for director made by our shareholders in accordance with the procedures for submission of proposals as described under "Corporate Governance—Shareholder and Other Interested Party Communications with the Board of Directors" and "Future Shareholder Proposals" in this proxy statement; however, a shareholder may nominate a person for election as a director at a meeting only if written notice of the shareholder's intent to make the nomination has been provided to our secretary as described under "Future Shareholder Proposals" in this proxy statement. The Nominating and Governance Committee will review and evaluate these shareholder nominations in the same manner as it evaluates all other nominees. In addition, we may, at the request of the committee, retain outside search firms to identify prospective board nominees.

        Pursuant to the terms of the shareholders' agreement we entered into in September 2007, our board of directors increased its size from nine to 13 directors. Our board subsequently increased its size to 14 directors. The board consists of two directors, Messrs. Leathers and Spass, designated by Capital Z, two directors, Messrs. Scully and Traynor, designated by WCAS IX and WCAS X collectively, one director, Mr. Gormley, designated by Lee-Universal, one director, Mr. Perry, designated by Perry, one director, Mr. Barasch, who is our chief executive officer, and seven additional directors who must each satisfy the criteria for independence under the rules of the principal stock exchange on which our common stock is listed, currently the New York Stock Exchange. Mr. Perry also satisfies such independence criteria. None of the entities that has the right to designate directors has changed its designation of the directors set forth above. The Nominating and Governance Committee has approved these nominees for director. Please see "Other Agreements and Documents—Stockholders' Agreement" for additional information regarding the stockholders' agreement.

Compensation Committee Interlocks and Insider Participation

        During 2008, the following directors served on the Compensation Committee:

  •
  Matthew W. Etheridge,

  •
  Barry W. Averill, and

  •
  Linda H. Lamel, the chair.

No member of our Compensation Committee was engaged in a related party transaction with, or was an officer or employee of, us or our subsidiaries, except that at the time of the MemberHealth acquisition in September 2007, Mr. Etheridge was affiliated with Perry Corp., which received a fee from us in the amount of $3,315,000 and reimbursement of expenses in connection with the stage 2 securities purchase agreement executed in connection with the MemberHealth acquisition. Mr. Etheridge ceased to be Perry Corp.'s designee to serve on our board on July 24, 2008, although he remained a director thereafter. There are no interlocking relationships involving our Compensation Committee and the board of directors or compensation committee of any other company which would require disclosure under the executive compensation rules of the SEC.

 DIRECTOR COMPENSATION

        The general policy of the board is that compensation for independent directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. The Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board reviews the Compensation Committee's recommendations and determines the amount of director compensation.

        During 2008, the directors were compensated pursuant to the following schedule:

Annual Retainer	$30,000
Options to purchase Common Stock, granted at annual meeting	10,000
Committee Chairman fees per year
Audit Committee Chair	$20,000
Investment Committee Chair	$20,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$10,000
Special Committee, if applicable	$30,000
Committee Member fees per year
Audit Committee Member	$10,000
Special Committee Member	$20,000
Board Meeting Fees
In-person Meeting	$1,500 per meeting
Telephonic Meeting	$500 per meeting
Committee Meeting Fees
In-person Meeting	$1,000 per meeting
Telephonic Meeting	$500 per meeting

        The following table shows the total compensation paid to our non-employee directors in 2008. All of our directors during 2008 other than Mr. Barasch and Mr. Hallberg, who was the chief executive officer of MemberHealth, Inc. before we acquired it and is currently employed by us, and who resigned from our board in July 2008, were non-employee directors. Our non-employee directors who have been designated by equity investors pursuant to the shareholders' agreement to which we are a party have instructed us that all director compensation that we pay or issue to them will be paid to the entities that designated them to serve on our board, or to affiliates of those entities.

Director Summary Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Barry W. Averill	66,000	—	46,612	—	—	—	112,612
Sally W. Crawford	51,500	—	31,462	—	—	—	82,962
Matthew W. Etheridge(2)(3)	48,000	—	6,762	—	—	—	54,762
Mark M. Harmeling	48,500	—	40,742	—	—	—	89,242
Linda H. Lamel	105,000	—	47,636	—	—	—	152,636
Patrick J. McLaughlin	96,000	—	40,742	—	—	—	136,742
Robert F. Wright	96,000	—	40,742	—	—	—	136,742
Capital Z
Eric W. Leathers(3)	57,000	—	40,742	—	—	—	97,742
Robert A. Spass(3)	51,500	—	40,742	—	—	—	92,242
Lee Equity Partners
Mark K. Gormley(3)	57,500	—	29,995	—	—	—	87,495
Perry Capital
Matthew W. Etheridge(2)(3)	25,000	—	23,233	—	—	—	48,233
Jay Yang(2)(3)	22,500	—	5,756	—	—	—	28,256
Welsh, Carson, Anderson & Stowe
Thomas A. Scully(3)(4)	20,500	—	5,756	—	—	—	26,256
Sean M. Traynor(3)	48,000	—	29,995	—	—	—	77,995

(1)
The amounts reported as Option Awards represent the expense we recognized in 2008 for stock option grants awarded to or in respect of our directors. In accordance with the FAS 123(R) methodology, the compensation expense reflected is for grants made in 2008 and the years 2005 through 2007, which we continued to expense in 2008. These options vest ratably over three years at each anniversary of the grant. We awarded the grants under our 1998 Incentive Compensation Plan, as amended, which we describe in Note 9—"Stock Based Compensation" of the notes to consolidated financial statements included under Item 8—"Financial Statements and Supplementary Data" in our annual report on Form 10-K for the year ended December 31, 2008. We determined the amounts reported in this column for the awards granted in 2005 through 2008 as of the option's grant date using a Black-Scholes stock option valuation model based on the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Annual 2005	Supplemental 2005	New Director 2006	Annual 2006	Annual 2007	New Director 2007	New Director 2007
Dividend yield	—%	—%	—%	—%	—%	—%	—%
Volatility	42.50%	44.40%	44.43%	44.40%	35.58%	35.42%	35.15%
Risk-free interest rate	4.19%	4.39%	4.39%	4.97%	4.24%	4.31%	4.10%
Expected life (years)	6.0	3.5	3.5	3.5	3.5	3.5	3.5
Grant Date Fair value/share	$8.88	$8.49	$5.64	$5.25	$6.51	$6.97	$7.41

  Our non-employee directors or the entities that designate them receive annual grants of non-qualified options pursuant to our 1998 Incentive Compensation Plan at our annual meeting. Additionally, we grant non-qualified options for new non-employee directors upon election or appointment to the board. The options vest ratably at the first, second and third anniversaries and expire after the fifth year. Holders forfeit unvested options upon termination, including retirement. The exercise price for the options granted to non-employee directors is based on the closing market price of a share of our common stock on the grant date. A summary of the option awards in 2008 is set forth below:

	Grant Date	Number of securities underlying Options	Exercise price for Option Awards	Closing Price on Grant Date	Grant Date Fair Value
Regular
Barry W. Averill	6/3/2008	10,000	$11.42	$11.42	38,335
Capital Z (Eric W. Leathers)	6/3/2008	10,000	$11.42	$11.42	38,335
Capital Z (Robert A. Spass)	6/3/2008	10,000	$11.42	$11.42	38,335
Sally Crawford	6/3/2008	10,000	$11.42	$11.42	38,335
Matthew W. Etheridge	6/3/2008	10,000	$11.42	$11.42	38,335
Mark M. Harmeling	6/3/2008	10,000	$11.42	$11.42	38,335
Linda H. Lamel	6/3/2008	10,000	$11.42	$11.42	38,335
Lee Equity (Mark Gormley)	6/3/2008	10,000	$11.42	$11.42	38,335
Patrick J. McLaughlin	6/3/2008	10,000	$11.42	$11.42	38,335
Welsh, Carson, Anderson & Stowe (Sean M. Traynor)	6/3/2008	10,000	$11.42	$11.42	38,335
Robert F. Wright	6/3/2008	10,000	$11.42	$11.42	38,335
Supplemental
Welsh, Carson, Anderson & Stowe (Thomas A. Scully)	7/24/2008	10,000	$9.93	$9.93	34,535
Perry Capital (Jay Yang)	7/24/2008	10,000	$9.93	$9.93	34,535

  The grant date fair value reflects the FAS 123(R) value of the award. For purposes of determining the fair value of stock option awards, we use the Black-Scholes option pricing model and the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Annual 6/3/2008	New Director 7/24/2008
Dividend yield	—%	—%
Volatility	41.45%	42.56%
Risk-free interest rate	2.75%	3.15%
Expected life (years)	3.50	3.50
Grant date fair value/share	$3.83	$3.45
(2)
Mr. Etheridge was employed by Perry until April 2008, and served as Perry's designee on our board until July 24, 2008, at which date Perry designated Mr. Yang to serve on our board, and Mr. Etheridge remained a director.

(3)
We pay compensation for the service of each non-employee director designated by an the equity investor, and employed by or otherwise affiliated with the equity investor, to the equity investor or its affiliates, not the individual non-employee director.

(4)
Mr. Scully joined our board as a designee of Welsh, Carson, Anderson & Stowe and its affiliates on July 24, 2008.

Directors' Cash Compensation

        Directors receive cash fees in quarterly installments pursuant to the schedule set forth above. In addition, we reimburse each non-employee director for his or her travel and related expenses incurred in connection with his or her board and board committee activities. We do not pay director fees to our employee directors, which currently consist solely of Mr. Barasch, and for the period to July 24, 2008 consisted of Messrs. Barasch and Hallberg.

        The following table provides a breakdown of director fees earned in 2008.

Name	Annual Retainers ($)(1)	Committee Chair Retainer ($)	Audit Committee Member Retainer ($)	Board Meeting Fees ($)	Committee Meeting Fees ($)	Total ($)
Barry W. Averill	30,000	—	—	22,000	14,000	66,000
Sally W. Crawford	30,000	—	—	18,500	3,000	51,500
Matthew W. Etheridge(2)(3)	22,500	—	—	13,000	12,500	48,000
Mark M. Harmeling	30,000	—	—	17,000	1,500	48,500
Linda H. Lamel(4)	34,000	10,000	10,000	26,000	25,000	105,000
Patrick J. McLaughlin	30,000	20,000	10,000	22,000	14,000	96,000
Robert F. Wright	30,000	20,000	10,000	25,500	10,500	96,000
Capital Z
Eric W. Leathers(1)	30,000	—	—	22,500	4,500	57,000
Robert A. Spass(1)	30,000	—	—	20,000	1,500	51,500
Lee Equity Partners
Mark K. Gormley(1)	30,000	—	—	22,000	5,500	57,500
Perry Capital
Matthew W. Etheridge(1)(2)(3)	7,500	—	—	11,500	6,000	25,000
Jay Yang(1)(2)(3)	12,500	—	—	8,000	2,000	22,500
Welsh, Carson, Anderson & Stowe
Thomas A. Scully(1)(3)(5)	12,500	—	—	8,000	—	20,500
Sean M. Traynor(1)(3)	30,000	—	—	16,000	2,000	48,000

(1)
We pay compensation for the service of each non-employee director designated by an the equity investor, and employed by or otherwise affiliated with the equity investor, to the equity investor or its affiliates, not the individual non-employee director.

(2)
Mr. Etheridge was employed by Perry until April 2008, and served as Perry's designee on our board until July 24, 2008, at which date Perry designated Mr. Yang to serve on our board, and Mr. Etheridge remained a director.

(3)
We pro-rated the annual retainers for the two directors who joined the board during 2008 and for Mr. Etheridge, who served part of the year as Perry's designee on our board and as an employee of Perry, and part of the year as a director not employed by any equity investor, based upon the nearest number of months of service during the year.

(4)
Includes $8,500 in fees for service on the board of directors of our wholly-owned subsidiary American Progressive Life and Health Insurance Company of New York.

(5)
Mr. Scully joined our board as a designee of Welsh, Carson, Anderson & Stowe and its affiliates on July 24, 2008.

Directors' Equity Compensation

        Under the terms of our 1998 Incentive Compensation Plan, at each of our annual meetings, we automatically grant options to each of our non-employee directors, or to the entities that designate them to serve on our board or their affiliates if the non-employee directors are employed by the entities that designate them or by affiliates of these entities. Additionally, we grant options for new directors upon commencement of their service on our board. From time to time, we may grant our non-employee directors additional options as consideration for providing services on the board.

        On June 3, 2008, the date of our 2008 Annual meeting, each of our non-employee directors, or the entities holding the right to designate them or affiliates of those entities if they were employed by those entities or their affiliates, received an annual grant of options to purchase 10,000 shares of our common stock under our 1998 Incentive Compensation Plan in consideration for each director's annual service on the board at an exercise price of $11.42 per share, which was equal to the fair market value of our common stock on the date of grant, an amount equal to the closing market price of a share of our common stock on the date of grant. These options vest annually over three years, subject to the individual's continued service on the board on the scheduled date of vesting, and will expire on June 3, 2013.

        Upon the election of Messrs. Scully and Yang to our board on July 24, 2008 as directors designated by equity investors who were also employed by those entities or their affiliates, each of the entities that designated them to serve on our board received grant of options to purchase 10,000 shares of our common stock under our 1998 Incentive Compensation Plan at an exercise price of $9.93 per share, an amount equal to the closing market price of a share of our common stock on the date of grant. These options vest annually over three years, subject to continued service of a designee of the equity investors on the board on the scheduled date of vesting, and will expire on July 24, 2013.

        The following table provides information on the stock options held by non-employee directors as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Barry W. Averill	3,333	1,667	—	$15.06	3/30/2011
	3,333	1,667	—	$13.75	5/25/2011
	3,333	6,667	—	$20.53	8/22/2012
	—	10,000	—	$11.42	6/3/2013
Sally W. Crawford	3,333	6,667	—	$23.83	10/24/2012
	—	10,000	—	$11.42	6/3/2013
Matthew W. Etheridge	—	10,000	—	$11.42	6/3/2013

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mark M. Harmeling	4,500	—	—	$4.00	11/1/2009
	4,500	—	—	$4.06	6/8/2010
	4,500	—	—	$5.75	5/25/2011
	4,500	—	—	$7.26	5/29/2012
	4,500	—	—	$6.23	6/3/2013
	4,500	—	—	$10.65	5/27/2014
	4,500	—	—	$18.78	5/27/2015
	333	—	—	$22.67	10/1/2010
	3,333	1,667	—	$13.75	5/25/2011
	3,333	6,667	—	$20.53	8/22/2012
	—	10,000	—	$11.42	6/3/2013
Linda H. Lamel	4,500	—	—	$18.78	5/27/2015
	333	—	—	$22.67	10/1/2010
	3,333	1,667	—	$13.75	5/25/2011
	1,000	500	—	$13.75	5/25/2011
	3,333	6,667	—	$20.53	8/22/2012
	500	1,000	—	$20.53	8/22/2012
	—	10,000	—	$11.42	6/3/2013
	—	1,500	—	$11.42	6/3/2013
Patrick J. McLaughlin	4,500	—	—	$4.00	11/1/2009
	4,500	—	—	$4.06	6/8/2010
	4,500	—	—	$5.75	5/25/2011
	4,500	—	—	$7.26	5/29/2012
	4,500	—	—	$6.23	6/3/2013
	4,500	—	—	$10.65	5/27/2014
	4,500	—	—	$18.78	5/27/2015
	333	—	—	$22.67	10/1/2010
	3,333	1,667	—	$13.75	5/25/2011
	3,333	6,667	—	$20.53	8/22/2012
	—	10,000	—	$11.42	6/3/2013
Robert F. Wright	4,500	—	—	$4.06	6/8/2010
	4,500	—	—	$18.78	5/27/2015
	333	—	—	$22.67	10/1/2010
	3,333	1,667	—	$13.75	5/25/2011
	3,333	6,667	—	$20.53	8/22/2012
	—	10,000	—	$11.42	6/3/2013
Lee Equity (Mark K. Gormley)(1)	3,333	6,667	—	$21.99	9/20/2012
	—	10,000	—	$11.42	6/3/2013
Perry Capital (Matthew W. Etheridge	—	10,000	—	$9.93	7/24/2013
and Jay Yang)(1)	3,333	6,667	—	$21.99	9/20/2012

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Welsh, Carson, Anderson & Stowe;	3,333	6,667	—	$21.99	9/20/2012
WCAS (Sean M. Traynor and	—	10,000	—	$11.42	6/3/2013
Thomas A. Scully)(1)	—	10,000	—	$9.93	7/24/2013
Capital Z (1)	9,000	—	—	$4.00	11/1/2009
	9,000	—	—	$4.06	6/8/2010
	9,000	—	—	$5.75	5/25/2011
	9,000	—	—	$7.26	5/29/2012
	9,000	—	—	$6.23	6/3/2013
	9,000	—	—	$10.65	5/27/2014
	9,000	—	—	$18.78	5/27/2015
	666	—	—	$22.67	10/1/2010
	6,666	3,334	—	$13.75	5/25/2011
	6,666	13,334	—	$20.53	8/22/2012
	—	20,000	—	$11.42	6/3/2013

(1)
We award options for the service of each non-employee director designated by an equity investor, and who is employed by or otherwise affiliated with the investors or its affiliates, in the name of the equity investor or its affiliates and not the individual non-employee director.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  Membership and Role of the Audit Committee

        The Audit Committee of our board of directors serves as an independent and objective party to monitor and provide general oversight of our financial accounting and reporting process, selection of critical accounting policies, our system of internal control, our audit process for monitoring compliance with laws and regulations, and our standards of business conduct. The Audit Committee operates under a written amended charter originally adopted by the board of directors on June 7, 2000. The Audit Committee and the board approved a modified charter in connection with our move to the New York Stock Exchange, which became effective December 3, 2007. The Audit Committee charter is posted on our website at www.universalamerican.com at the link entitled Investors, and is also available in print to any shareholder who requests a copy. Among other matters, the Audit Committee, in its oversight role, periodically reviews and reassesses the adequacy of the charter and reviews and reassesses the performance of the Audit Committee thereunder at least annually.

        The Audit Committee is comprised entirely of directors who meet the independence, financial experience and other qualification requirements of the New York Stock Exchange and applicable securities laws. During 2008, the members of the Audit Committee were Mr. Wright, who is the chairperson, Ms. Lamel and Mr. McLaughlin. The board of directors has determined that Mr. Wright is an "audit committee financial expert," as defined by SEC rules and regulations.

  Review of Our Financial Statements

        Our management has responsibility for preparing our financial statements, and our independent registered public accounting firm Ernst & Young LLP is responsible for auditing those financial statements. In this context, as part of its oversight of our financial statements, the Audit Committee has met with management and Ernst & Young to review and discuss all of our annual and quarterly financial statements prior to their issuance. This process includes an assessment of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements. During fiscal 2008, our management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee discussed with Ernst & Young the matters required to be discussed pursuant to Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU §380), as currently in effect, and the Sarbanes-Oxley Act of 2002, and had the opportunity to ask Ernst & Young questions relating to these matters. With and without management present, the Audit Committee also reviewed and discussed the results of Ernst & Young's examination of the annual financial statements. The Audit Committee also discussed with our management the process for certifications by our chief executive officer and chief financial officer, which is required by the SEC and the Sarbanes-Oxley Act of 2002 for specified filings with the SEC.

        The Audit Committee reviewed and discussed with Ernst & Young that firm's independence and, as part of that review, received the written disclosures required by applicable professional and regulatory standards relating to Ernst & Young's independence pursuant to Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect. Ernst & Young provided a formal written statement to the Audit Committee describing all relationships between it and us that might bear on our independent registered public accounting firm's independence from us and our management. The Audit Committee also reviewed and pre-approved all fees paid to the independent registered public accounting firm. For additional information about the fees paid to Ernst & Young for services in fiscal years 2008 and 2007, see Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm. The Audit Committee considered whether Ernst & Young's provision of audit and non-audit services to us was compatible with its independence. The Audit Committee also discussed with management and Ernst & Young any relationships that might have affected or may affect the independent registered public accounting firm's objectivity and independence. The Audit Committee concluded that Ernst & Young is independent from us and our management.

        The Audit Committee reviewed with our internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits for 2008. During 2008, the Audit Committee also reviewed key initiatives and programs aimed at strengthening the effectiveness of our internal and disclosure control structures. As part of this process, the Audit Committee continued to monitor the scope and adequacy of our internal auditing program and the steps taken to implement recommended improvements in internal controls and procedures. The Audit Committee also received regular updates from our internal auditor on internal control and business risks and compliance. The Audit Committee's meetings include, whenever appropriate, executive sessions with Ernst & Young and with our internal auditor, in each case without the presence of our management, to raise and discuss any issues or concerns they may have had about the adequacy and proper, timely functioning of our control, reporting, disclosure and compliance systems and procedures.

        In performing all of these functions, the Audit Committee acted and continues to act only in an oversight capacity on behalf of the board of directors. In its oversight role, the Audit Committee necessarily relies on the procedures, work and assurances of management, which has the primary responsibility for financial statements and reports, and of Ernst & Young, which, in its report, expresses an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC. The Audit Committee also has retained Ernst & Young as our independent registered public accounting firm for the fiscal year 2009, and the Audit Committee and the board have recommended that shareholders ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year 2009.

Submitted by The Audit Committee of Universal American Corp. Robert F. Wright, Chairperson Linda H. Lamel Patrick J. McLaughlin

        The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference into any of our prior or future filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

 EXECUTIVE COMPENSATION

Information Concerning Executive Officers

        Biographical information concerning Richard A. Barasch, our Chief Executive Officer, who also serves as the chairman of our board of directors, is set forth above under the caption "Proposal No. 1—Election of Board of Directors." Biographical information concerning our remaining executive officers is set forth below.

        Gary W. Bryant, 59, has served as our Executive Vice President since June 1995 and our Chief Operating Officer since June 2000. He has also been a Director, President and Chief Executive Officer of our American Pioneer Life Insurance Company subsidiary since April 1983, Vice Chairman of our American Progressive and Pennsylvania Life subsidiaries since 2001 and a Director, President and Chief Executive Officer of our American Exchange subsidiary since December 1997. In addition, Mr. Bryant has served as a Director and President of our Constitution Life, Marquette, Peninsular Life and Union Bankers subsidiaries since March 2000.

        Theodore M. Carpenter, Jr., 61, has served as President of our Medicare Advantage division since May 2005, and was its Executive Vice President and Chief Operating Officer from 1999 to 2005. Prior to joining Heritage, Mr. Carpenter worked for Kaiser Permanente for over 20 years; his last five years as President of Kaiser Foundation Health Plan of North Carolina.

        Gary Jacobs, 58, has served as our Senior Vice President, Corporate Development since 2002. He also has served as President of CHCS Services since 1995, a Director and Senior Vice President of American Pioneer Health Plans, Inc., Senior Vice President, Managed Care of American Pioneer and American Progressive, a Director and President of Ameri-Plus Preferred Care, Inc. and CHCS, Inc., a Director of Eagle Life, and President of WorldNet Services Corp. All of these companies are or were our subsidiaries. Prior to joining us, Mr. Jacobs served as a franchisee and executive director of Staff Builders Home Health Care of Broward County and as President of HMI a Public HMO Management and Consulting Company.

        Mitchell J. Stier, 50, has served as our Senior Vice President, General Counsel and Secretary since August 2007. Prior to joining us, Mr. Stier was Associate General Counsel of Sealed Air Corporation, a packaging materials and equipment company, from 2003, and Assistant General Counsel of Metromedia Company, a diversified privately-held company, and its public and private portfolio companies, from 1998 to 2003.

        Robert A. Waegelein, C.P.A., 48, has served as our Executive Vice President and Chief Financial Officer since October 1990 and has been Chief Financial Officer and a Director of each of our subsidiaries since they were acquired or organized. Prior to that, Mr. Waegelein, a certified public accountant, was employed by KPMG Peat Marwick LLP, our then independent public accountants, in positions of increasing responsibility, finally serving as Senior Manager.

        John Wardle, 54, has served as our Senior Vice President, and as President of our Medicare Part D division, since March 2008. From March 2007 until March 2008 he was Senior Vice President, Medicare for CVS/Caremark, a pharmacy and pharmacy benefits management business, and for over three years prior to that he held Senior Vice President positions at PharmaCare Management Services, which merged into CVS/Caremark. Mr. Wardle has also been an independent consultant, and spent 10 years with UnitedHealth Group, Inc.

Compensation Discussion and Analysis

Our Compensation Philosophy

        We believe that executives should be rewarded for current performance and further incentivized in recognition of their contributions to our long-term performance, and that the financial interests of our executive officers should be aligned with the interests of our shareholders. To that end, as described below, our Compensation Committee and board of directors have determined that our management should collectively acquire, through stock option and restricted stock award grants, at least a five-percent equity ownership stake in the Company, and that we should maintain at least this level of management equity ownership. In addition, to promote our overall philosophy and in recognition of the fact that the dynamic nature of our business requires a constantly evolving outlook on compensation, we take a flexible approach to determining the amount and composition of the compensation paid to our executive team, allowing us to effectively and efficiently attract, motivate, and retain outstanding executives. As discussed below, our Compensation Committee has obtained and considered, and continues to obtain and consider, the expert advice of third-party independent compensation consultants and regularly solicits input from our Chief Executive Officer and other members of senior management, whose profound understanding of the strategic needs of our business makes them a necessary resource to assist the committee in establishing competitive pay packages that are in our best interests and the best interests of our shareholders.

Compensation-Setting Process

        Our Compensation Committee meets regularly throughout the year, both in executive session and with members of management and third-party advisors present, and seeks to set compensation for our named executive officers that fits within our philosophy, addresses our strategic needs, and is competitive with our peer group. While our board of directors has delegated to the Compensation Committee substantial authority over compensation decisions, our full board is required to ratify decisions of the committee that are made with respect to the named executive officers and some of our other executive officers. The committee generally bases its determinations in respect of any given year, as described in more detail below, on reports prepared by compensation consultants, analysis by our Chief Executive Officer and the senior executive team, the committee's overall assessment of qualitative and quantitative corporate and individual criteria, and our broad-based compensation goals of reasonableness and appropriateness.

  Compensation Consultant and Benchmarking

        Although our Compensation Committee does not believe that it is appropriate to establish compensation levels based solely on benchmarking, we recognize that our compensation practices must be competitive in the marketplace of our peer competitors. In addition, in connection with our consideration of competition for executive talent, we consider the fact that there are relatively few available executives with the requisite experience and knowledge of our business, which limits the size of the pool of replacements for our existing executives and increases the need for retention. Our Compensation Committee determines annually the appropriate combination of cash and equity-based compensation for our officers and weighs the competitiveness of overall compensation paid to our executive officers in relation to our peer group. In addition, we structure our compensation so that senior managers understand that we expect them to contribute to the growth in value of the Company, and have therefore constructed our long-term incentive plan to provide appropriate rewards for growth in value.

        Our Compensation Committee has the authority to employ outside advisors, experts and professionals to assist it in setting executive compensation. In 2006, the committee retained Susan F. Cabrera as its independent compensation consultant. Ms. Cabrera reviewed the competitiveness of the total cash and equity-based compensation paid to our executive officers and provided comparative market data on compensation practices and programs based on an analysis of members of our peer group. Ms. Cabrera also provided guidance on industry best practices. The committee determined to use Ms. Cabrera's 2006 analysis again with respect to its 2008 compensation decisions based on its judgment that it was not necessary to retain the services of a compensation consultant with respect to every year.

        As a health care and health and life insurance holding company, with an emphasis on providing a broad array of managed care and health insurance products and services to the growing senior population, in 2006 we considered for our peer group the universe of all publicly traded managed care companies and health and life insurance companies with market capitalizations from $100 million to $10 billion. From this group, we then selected those companies that are most comparable to us based upon various factors such as their lines of business, size based on both revenues and market capitalization, financial performance and ownership structure. We ultimately selected the following thirteen publicly traded managed care and life or health insurance related companies:

  •
  Amerigroup Corporation,

  •
  Centene Corporation,

  •
  Ceres Group, Inc.,

  •
  Conseco, Inc.,

  •
  Coventry Health Care, Inc.,

  •
  Delphi Financial Group, Inc.,

  •
  FBL Financial Group, Inc.,

  •
  Health Net, Inc.,

  •
  HealthSpring, Inc.,

  •
  Humana Inc.,

  •
  Sierra Health Services, Inc.,

  •
  Torchmark Corporation, and

  •
  Wellcare Health Plans, Inc.

        As the committee deems necessary, we may prepare tally sheets for each of our executive officers and each of the executives in comparable positions at the peer group companies for the committee's review in determining year-end cash bonuses and setting current-year base salary and equity compensation. The tally sheets affix dollar amounts to current salary and bonus, equity awards, perquisites and the other components of our executive officers' compensation. With this information, our Compensation Committee is able to review and analyze compensation for each senior executive and make adjustments as appropriate. Because the committee does not believe it is necessary to engage in the tally sheet exercise every year, it did not prepare tally sheets in setting 2008 base and equity compensation.

        Our Compensation Committee intends to reevaluate the composition of our peer group on an annual or biennial basis to ensure that the peer group accurately reflects our competitor companies, taking into account our own growth in size, revenue, and lines of business. As such, in 2008, the committee considered once again retaining a consultant to help determine appropriate measuring parameters for named executive officer compensation, as well as to perform a comparative compensation study reviewing market pay practices in the managed care and broader insurance industries. After meeting with and interviewing several consultants, the committee determined to engage Hewitt Associates LLC as our new compensation consultant. The committee consulted the analyses and results from Hewitt's 2008 review regarding industry trends, particularly with respect to bonus components for the Chief Executive Officer and Chief Financial Officer, and will consider those analyses and results in setting our named executive officers' 2009 compensation.

Executive Participation

        Due to the day-to-day interaction of our senior management with each other and our business, as well as their oversight roles, there is no substitute for their precise understanding of the needs of our business. As such, our Compensation Committee gives substantial deference to their recommendations, and especially the recommendations of our Chief Executive Officer, with respect to compensating our executive team. Our Chief Executive Officer attends at least a portion of all regular meetings of our Compensation Committee, and from time to time the Compensation Committee consults other members of senior management for their input and insight.

Elements of Compensation

  General

        In 2008, our named executive officers received compensation packages consisting of a base salary, a cash bonus, equity-based incentive compensation in the form of stock options and restricted stock, and perquisites and other benefits.

  Base Salaries

        Competitive salaries are essential to recruiting and retaining qualified employees. Consistent with the process described above and with the aim of maintaining a reasonable level of internal pay equity, the Compensation Committee generally reviews base salaries in the first quarter of each year. Salary changes for our officers, if any, normally take effect on April 1st of the applicable year. In 2008, our Compensation Committee determined that as a general matter named executive officer base salaries remained appropriately competitive with our peer group as analyzed in the 2007 process and were consistent with our philosophy. Each named executive officer received a baseline 3% increase in base salary from 2007 to reflect a standard cost of living adjustment. In addition, our Chief Executive Officer received a further increase in base salary from 2007 to reflect the committee's view that this increase would maintain a base salary that is competitive with our peer group.

  Annual Cash Bonuses

        In line with our philosophy of rewarding contributions to Company performance, a significant component of executive compensation is our annual cash bonus program. In years prior to 2008, our cash bonus program considered "operating income" as the quantitative performance goal measuring overall corporate performance, which was defined as pre-tax income excluding investment gains and losses as well as non-recurring events as determined in the committee's discretion. For 2008 bonuses, the committee determined earnings per share to be a more appropriate bonus metric. The committee changed the metric to earnings per share to avoid penalizing management twice for issues associated with our acquisition of MemberHealth, Inc., which occurred in September 2007 and which we described in Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Significant Transactions and Initiatives—Medicare Part D—MemberHealth of our annual report on Form 10-K for the year ended December 31, 2008, and which we had previously reflected in our bonus decisions for 2007, as well as to reflect the share count reduction due to the MemberHealth settlement and the stock repurchase program we effected through much of 2008. The committee commissioned Hewitt to perform a comprehensive study of appropriate bonus metrics to be used for future years.

        Typically, our board of directors establishes the bonus target in the fourth quarter of each year in respect of the next subsequent year, and our Compensation Committee contemporaneously establishes the size of the bonus pool. With respect to 2008, however, due to its ongoing discussions concerning the applicable performance metric for determining the bonus pool, the committee deferred its determination of bonus targets until June, when it finalized its determination that we would use earnings per share as the applicable performance metric. Target bonus amounts for the named executive officers for 2008 were 75%, or in the case of our Chief Executive Officer, 150%, of base salary. We established these target amounts with the competitiveness of the executives' total pay package as a principal objective. After the end of 2008, our Compensation Committee determined whether and how much to fund the bonus pool and whether and how much to award to each executive officer, based on a general formula of increasing or reducing the funding level of the bonus pool by 1.5% for each 1% by which actual earnings per share exceeds or is less than, respectively, the target earnings per share for the year. Although achievement of our target establishes a guideline funding level of the bonus pool, actual amounts paid to our named executive officers are in the discretion of the Compensation Committee based on its overall assessment of other qualitative and quantitative corporate and individual criteria, generally in accordance with the compensation-setting process described above. For 2008, the committee determined to make the Chief Executive Officer's and the Chief Financial Officer's 2008 bonuses 75% dependent upon the bonus pool target and 25% upon the committee's evaluation of their individual performance. For the other named executive officers, the committee determined to make 2008 bonuses 50% dependent upon their business units' performance and 50% upon the committee's evaluation of their individual performance.

        Target operating earnings per share for 2008 was set at $1.70. Based on an actual 2008 operating earnings per share of $1.57, we funded the bonus pool for 2008 bonuses at 88.53% of target. We determined each named executive officer's actual cash bonus based upon a year-end review of his individual performance within the context of overall corporate performance. In evaluating performance, the committee considered both financial and strategic concerns and our acquisition and integration of MemberHealth.

        Each of our named executive officers is party to an employment agreement or offer letter that sets forth the general structure of the officer's annual bonus opportunity based on Company and personal goals as well as payment in both cash and our common stock. In recognition of the committee's efforts to promote our best interests through the cash bonus program described above and the equity program described below, as well as the fact that the purposes and incentives of our bonus and equity programs are substantially similar to those furthered by the applicable provisions of the employment agreements and offer letter, our named executive officers have waived such provisions to the extent they are inconsistent with our current compensation program.

  Equity Compensation

        We grant equity-based compensation to our executive officers pursuant to our 1998 Incentive Compensation Plan, as amended, because it directly links the value of compensation to the long-term results achieved for our shareholders. Our Compensation Committee has determined to employ a ratio of approximately 3:1 of options to restricted stock to economically promote our compensation philosophy, because it believes that this ratio reflects industry practices and the fact that the options are more strongly oriented toward future performance and, the committee believes, better align management's interests with that of the Company in the long term. While we consider the level of past grants in making current equity award decisions, we generally do not consider wealth accumulation from the appreciation of past awards because we believe that wealth accumulation is the proper reward for an executive's contributions to our performance and should not be offset against any incentives for future performance.

        In 2006, our Compensation Committee commissioned a study from its compensation consultant to determine how our compensation plan compared to members of our peer group. The compensation consultant considered our historic equity grants as compared to those of our peers and concluded that we were significantly below the median of our peer group with respect to equity compensation. Executive equity awards have also not kept pace with our recent growth. On the basis of this analysis, the committee has determined to increase equity compensation from 2007 through the following several years, in a manner most efficient from tax, cost, and accounting perspectives, to increase the competitiveness of our compensation packages in comparison to the median of our peer group. In light of these conclusions, our Compensation Committee has determined that our executive team should collectively earn through the grant of equity awards at least a five-percent ownership interest in our Company. As an effort to begin the process of achieving this goal, in 2007 and 2008, we awarded our named executive officers a combination of restricted stock, options, and "turbo" options, as quantified and qualified below for 2008 in the Grants of Plan-Based Awards Table. The options we granted to senior executives and other employees in early 2008 carry an exercise price that exceeds the share price on the date of grant, because the committee determined that this exercise price better reflected the value of our common stock in light of current market conditions and the recent reduction in price following the announcement of issues relating to our 2007 acquisition of MemberHealth. The committee used the same above-market share price to value the restricted stock grants made on the same date.

        In 2008, our Compensation Committee considered how to respond to the fact that the exercise prices of many outstanding options were greater than the market price of our stock, a situation known as "underwater" options. At that time, our Compensation Committee decided not to reprice options, make unusually large grants or use any of the other mechanisms being used by some companies that have underwater options. However, we received inquiries from grantees facing significant cash requirements for the exercise of options, who sought to pay the exercise price and any applicable withholding taxes relating to the exercise of awards through a "net exercise," whereby a grantee directs us to withhold from the number of shares to be delivered upon exercise a number of shares having a value, on the date of exercise, at least equal to the sum of the exercise price and applicable withholding taxes. In order to afford our option grantees greater flexibility in the manner of exercise of options and at least partially ameliorate the effect of the underwater options, the committee confirmed that grantees could pay the exercise price and any applicable withholding taxes relating to the exercise of awards of all outstanding option agreements under the 1998 Incentive Compensation Plan either through delivery of previously owned shares having a value on the date of exercise at least equal to the exercise price of the options exercised, or through the net exercise procedure.

  Perquisites and Other Benefits

        Historically, we have not provided our executive officers with a significant number of perquisites or other benefits; however, we believe that those perquisites and other benefits that we do provide assist our executive officers in the performance of their duties and contribute to a well-rounded, competitive pay package.

        In addition to perquisites that are unique to one or more named executive officers, such as car allowances, we offer the following benefits to our named executive officers and to all of our other eligible employees:

  •
  a Company matching contribution under our 401(k) plan equal to 100% of the employee's first 1% of contributions, plus 50% of the employee's next 4% of contributions, up to a maximum matching contribution of 3% of the employee's eligible compensation,

  •
  standard medical, dental, and life and disability insurance coverage, and

  •
  vacation and other paid time off.

  Severance and Change-in-Control Benefits

        We believe severance and change in control benefits are essential to recruiting and retaining qualified senior management. The material terms of our severance benefits are described in the narrative section of this proxy statement under the caption "Potential Payments upon a Termination or Change in Control."

2009 Compensation Process

        The committee continues to recognize the need to issue equity to our management to redress past deficiencies in equity grants. As noted above, our Compensation Committee engaged Hewitt as its current compensation consultant and commissioned Hewitt to engage in an executive and director compensation review for purposes of determining possible future changes to our compensation programs. Part of this project is to review the continued appropriateness of the peer group we established in 2006 and to finalize the committee's determination regarding the applicable performance metric to use in establishing the bonus pool for 2009 and future years. Furthermore, the committee determined 2009 base salaries in part based on Hewitt's peer group review in 2008 and early 2009.

Tax and Accounting Implications of Compensation

        Section 162(m) of the Internal Revenue Code imposes a limit on the deductibility of compensation paid to named executive officers of public companies unless the compensation meets requirements for "performance-based" compensation. Our Compensation Committee believes that it is important for us to retain maximum flexibility in designing compensation programs that most effectively promote the achievement of our stated objectives. Therefore, while considering tax deductibility as one of the factors in determining compensation, we do not generally limit the amount of compensation to levels or types simply on account of potential deductibility. Our Compensation Committee does, however, consider alternative forms of compensation where available in order to preserve deductibility and promote tax and accounting efficiency consistent with our ultimate compensation goals.

Compensation Committee Report

        Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its reviews and discussion with management, our Compensation Committee recommended to our board of directors, and our board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by The Compensation Committee of Universal American Corp. Linda H. Lamel, Chairperson Barry W. Averill Matthew W. Etheridge

Performance Graph

        The following graph compares the cumulative total shareholder return on our common stock for the five years ending December 31, 2008 with the cumulative total return of the New York Stock Exchange Composite Index and the Morgan Stanley Health Care Payer Index, our peer group. The graph assumes an investment of $100 in each of our common stock, the NYSE Composite group, and the peer group on December 31, 2003. The shareholder return shown on the following graph is not indicative of future performance.

        The graph assumes that the value of the investment in our common stock and in the above-referenced indices was $100 at December 31, 2003 and that all dividends were reinvested. The price of our common stock on December 31, 2003, on which the graph is based, was $9.90. The shareholder return shown on the following graph is not necessarily indicative of future performance.

Comparison of Cumulative Total Return Among
Universal American Corp.'s Common Stock,
New York Stock Exchange Composite Index and
Morgan Stanley Health Care Payer Index

Summary Compensation

        The following Summary Compensation Table sets forth the cash and non-cash compensation awarded to, earned by, or paid to our Chief Executive Officer and the Named Executive Officers for the fiscal year ended December 31, 2008.

 2008 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Richard A. Barasch	2008	857,444	—	572,851	864,116	1,195,147	—	14,143	3,503,702
Chairman and Chief	2007	798,340	—	290,253	461,707	—	—	13,993	1,564,293
Executive Officer	2006	782,119	140,000	122,502	7,044	1,116,786	—	13,843	2,182,294
Gary W. Bryant	2008	499,423	—	418,844	476,858	341,945	—	14,693	1,751,764
Executive Vice	2007	442,632	—	240,869	242,066	150,750	—	14,543	1,090,860
President and Chief	2006	398,775	105,000	122,502	13,125	284,705	—	14,393	938,500
Operating Officer
Robert A. Waegelein.	2008	449,481	—	414,726	476,858	307,750	—	13,525	1,662,341
Executive Vice	2007	393,425	—	240,869	242,066	90,450	—	13,375	980,185
President and Chief	2006	347,650	105,000	122,502	13,125	248,204	—	13,225	849,706
Financial Officer
Theodore M. Carpenter, Jr.	2008	327,903	—	261,375	339,549	232,523	—	6,900	1,168,248
President of Medicare	2007	325,891	—	145,195	236,997	102,510	—	6,750	817,343
Advantage Division	2006	313,394	70,000	71,250	90,450	225,574	—	6,600	777,268
John Wardle	2008	232,692	—	20,250	—	238,000	—	6,900	497,842
President of Medicare Part D Division

(1)
We review compensation in the first quarter of each fiscal year and salary increases, if any, are effective upon the board's approval of the Compensation Committee's recommendation. Salary amounts in this table reflect the actual base salary payments earned in 2008. Bonus and non-equity incentive plan compensation amounts reflect the bonus and non-equity incentive plan compensation amounts paid for the indicated year's performance that we paid in the subsequent year.

(2)
Stock Awards represent restricted stock grants for which we recorded 2008 compensation expense. We calculated the compensation expense in accordance with Financial Accounting Standards Board Statement No. 123(R), "Share-based Payment," known as SFAS 123(R), and it includes expense for grants made in 2008 and grants made in prior years which we continued to expense in 2008. We determined these amounts by multiplying the number of restricted shares granted by the closing market price of a share of our common stock on the date of grant, and allocating the result over the vesting period of the award.

(3)
The amounts reported as Option Awards represent the expense we recognized in 2008 for stock option grants awarded to our directors. In accordance with FAS 123(R) methodology, the compensation expense reflected is for grants made in 2008 and the years 2004 through 2007, which we continued to expense in 2008. In 2004, we granted stock options to Mr. Carpenter in connection with our acquisition of Heritage Health Systems, Inc. These options vest 25% at each of the first four anniversaries of the grant date and expire after ten years. We based the exercise price for these options on the closing market price of a share of Universal American Corp. common stock on the grant date. We did not award stock options to our named executive officers in 2005 or 2006. On February 12, 2007, we awarded our named executive officers non-qualified options for 2006 performance. We awarded two types of options, regular and "turbo" options. Both types of options vest 25% upon grant and 25% at each of the next three anniversaries and expire after seven years. The exercise price for both types of options is based on the closing market price of a share of Universal American Corp. common stock on the grant date. However, for the turbo options, the exercise price for the portion vesting increases by 10% over the prior year's exercise price. We made the supplemental awards of options in 2007 pursuant to a guideline approved by our board of directors and Compensation Committee under which we seek to maintain ownership of five percent of our equity by management and employees. These supplemental options vest 25% at each of the first four anniversaries of the grant date and expire after seven years. The exercise price for the supplemental options is based on the closing market price of a share of Universal American Corp. common stock on the grant date. We awarded the grants under our 1998 Incentive Compensation Plan, as amended, which we describe in Note 9—"Stock-Based Compensation" of the notes to consolidated financial statements included under Item 8—"Financial Statements and Supplementary Data" in our annual report on Form 10-K for the year ended December 31, 2008.

  We determined the grant date fair value reported in this column for the awards as of the option's grant date using a Black-Scholes stock option valuation model based on the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	New Hire 2004	Annual—Regular 2007	Annual—Turbo 2007	Supplemental— Equity Raise 2007	Supplemental— Memberhealth Acquisition 2007	Annual— Regular 2008	Annual— Turbo 2008	New Hire 2008
Dividend yield	—%	—%	—%	—%	—%	—%	—%	—%
Volatility	40.00%	39.06%	39.60%	40.88%	36.45%	39.18%	39.53%	39.09%
Risk-free interest rate	4.66%	4.80%	4.80%	5.16%	4.01%	2.51%	2.51%	2.02%
Expected life(years)	9.0	4.25	4,25	4.75	4.75	4.25	4.25	3.75
Grant Date Fair value/share	$6.03	$7.09	$6.26	$8.99	$8.95	$2.58	$2.16	$4.17
(4)
Amounts reported reflect, as applicable, car allowance, relocation benefits and our matching contribution into the Universal American Corp. 401(k) Savings Plan.

          The amounts rendered in 2008:

    •
    For Mr. Barasch, the amount reported reflects $7,243 car allowance and $6,900 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Bryant, the amount reported reflects $7,793 car allowance and $6,900 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Waegelein, the amount reported reflects $6,625 car allowance and $6,900 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Carpenter, the amount reported reflects $6,900 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Wardle, the amount reported reflects $6,900 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

          The amounts rendered in 2007:

    •
    For Mr. Barasch, the amount reported reflects $7,243 car allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Bryant, the amount reported reflects $7,793 car allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Waegelein, the amount reported reflects $6,625 car allowance and $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Carpenter, the amount reported reflects $6,750 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

          The amounts rendered in 2006:

    •
    For Mr. Barasch, the amount reported reflects $7,243 car allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Bryant, the amount reported reflects $7,793 car allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Waegelein, the amount reported reflects $6,625 car allowance and $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

    •
    For Mr. Carpenter, the amount reported reflects $6,600 Company matching contributions into the Universal American Corp. 401(k) Savings Plan.

Grants of Plan-Based Awards

        The following table sets forth the awards granted pursuant to our equity and non-equity incentive plans in fiscal year 2008.

Grants of Plan-Based Awards Table

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(4)
										All Other Option Awards: Number of Securities Underlying Options (#)(5)(6)		Grant Date Fair Value of Stock and Awards ($)(4)(7)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Award ($/Sh)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard A. Barasch	3/28/2008	3/28/2008	810,000	1,350,000	1,772,685	132,688	221,147	290,389
	3/28/2008	3/28/2008							—	90,000	14.00	232,200
	3/28/2008	3/28/2008							—	62,500	14.00	135,000
	3/28/2008	3/28/2008							14,286	—		147,860
Gary W. Bryant	3/28/2008	3/28/2008	231,750	386,250	507,185	72,141	120,236	157,881
	3/28/2008	3/28/2008							—	45,000	14.00	116,100
	3/28/2008	3/28/2008							—	31,250	14.00	67,500
	3/28/2008	3/28/2008							16,018	—		165,786
Robert A. Waegelein	3/28/2008	3/28/2008	208,575	347,625	456,466	72,141	120,236	157,881
	3/28/2008	3/28/2008							—	45,000	14.00	116,100
	3/28/2008	3/28/2008							—	31,250	14.00	67,500
	3/28/2008	3/28/2008							13,896	—		143,824
Theodore M. Carpenter, Jr.	3/28/2008	3/28/2008	157,590	262,650	344,886	46,743	77,905	102,297
	3/28/2008	3/28/2008							—	30,000	14.00	77,400
	3/28/2008	3/28/2008							—	20,000	14.00	43,200
	3/28/2008	3/28/2008							12,535	—		129,737
John Wardle	3/28/2008	3/28/2008	153,000	255,000	334,841	43,844	73,074	95,953	—
	3/10/2008	3/10/2008							—	15,000	12,96	62,550
	3/10/2008	3/10/2008							7,500	—		97,200

(1)
We have reflected the actual payment of incentive compensation in the Summary Compensation Table. Please see the "Compensation Discussion and Analysis" section of this proxy statement for a discussion of incentive compensation for our named executive officers.

(2)
In addition to the non-equity incentive plan discussed in (1) above, an equity incentive plan is also available to our named executive officers. Please see the "Compensation Discussion and Analysis" section of this proxy statement for a discussion of incentive compensation for our named executive officers.

(3)
Reflects awards of restricted stock pursuant to our 1998 Incentive Compensation Plan during 2008. The award in March 2008 was for 2007 performance. The restricted stock vests ratably over a four year period, one-fourth on each anniversary date. Any termination, including retirement prior to vesting, results in forfeiture of the unvested portion of the award. A participant granted restricted stock has all of the rights of a shareholder, such as the right to vote the restricted stock and the right to receive dividends on the restricted stock.

(4)
We granted awards of restricted stock for 2008 performance under our 1998 Incentive Compensation Plan on February 11, 2009. These awards are not included in the table above, but has the same vesting terms as the prior year's awards. A summary of this award is as follows:

	Grant Date	Shares	Closing Price on Grant Date	Grant Date Fair Value
Richard A. Barasch	2/11/2009	34,384	$10.47	$360,000
Gary W. Bryant	2/11/2009	14,327	$10.47	$150,000
Robert A. Waegelein	2/11/2009	14,327	$10.47	$150,000
Theodore M. Carpenter, Jr.	2/11/2009	11,939	$10.47	$125,000
John Wardle	2/11/2009	11,939	$10.47	$125,000
(5)
The amounts reported as Option Awards represent the number of shares underlying the stock option grants awarded during 2008. On March 28, 2008, we awarded executive officers non-qualified options for 2007 performance. We awarded two types of options, regular and "turbo" options. Both types of options vest 25% upon grant and 25% at each of the next three anniversaries and expire after seven years. The exercise price for both types of options is based on the closing market price of a share of our common stock on the grant date. However, for the turbo options, the exercise price for the portion vesting increases by 10% over the prior year's exercise price. We awarded the grants under our 1998 Incentive Compensation Plan, as amended, which is described in Note 9—"Stock-Based Compensation" of the notes to consolidated financial statements included under Item 8—"Financial Statements and Supplementary Data" in our annual report on Form 10-K for the year ended December 31, 2008.

  We determined the grant date fair value reported in this column for the awards as of the option's grant date using a Black-Scholes stock option valuation model based on the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

	Annual— Regular 2008	Annual— Turbo 2008	Annual— Hire 2008
Dividend yield	—%	—%	—%
Volatility	39.18%	39.53%	39.09%
Risk-free interest rate	2.51%	2.51%	2.02%
Expected life (years)	4.25	4.25	3.75
Grant Date Fair value/share	$2.58	$2.16	$4.17
(6)
On February 11, 2009, we awarded executive officers non-qualified options pursuant to our 1998 Incentive Compensation plan for 2008 performance. The grant date reflects the date of the board of directors meeting at which the board ratified the Compensation Committee's recommendation for annual equity compensation grants. The options vest 25% upon grant and 25% at each of the next three anniversaries and expire after seven years. We based the exercise price for the options on the closing market price of a share of our common stock on the grant date. A summary of the 2009 option grants for 2008 performance is set forth below.

Name	Grant Date	Number of securities underlying Options	Exercise price for Option Awards	Closing Price on Grant Date	Grant Date Fair Value
Richard A. Barasch	2/11/09	190,000	$10.47	$10.47	765,700
Gary W. Bryant	2/11/09	—	$10.47	$10.47	—
Robert A. Waegelein	2/11/09	85,000	$10.47	$10.47	342,550
Theodore M. Carpenter, Jr.	2/11/09	60,000	$10.47	$10.47	241,800
John Wardle	2/11/09	60,000	$10.47	$10.47	241,800

The grant date fair value reflects the FAS 123(R) value of the award. For the purposes of determining the fair value of stock option awards, we use the Black-Scholes option pricing model and the weighted average assumptions set forth in the table below. We determined the historical daily measurement of volatility based on the expected life of the option granted. We determined the risk-free interest rate by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. We determined the expected life by reference to our historical experience.

Regular
Dividend yield	—%
Volatility	51.21%
Risk-free interest rate	1.54%
Expected life (years)	3.5
Grant Date Fair value/share	$4.03
(7)
We determined the aggregate grant date fair value of stock awards by multiplying the number of restricted shares granted by the per share intra-day average market price, as reported by NASDAQ or the NYSE, as applicable, of our common stock on the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the equity awards to our named executive officers pursuant to our equity and non-equity incentive plans that were outstanding at the end of fiscal year 2008.

		Option Awards
						Stock Awards
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Richard A. Barasch	100,000	—	—	$3.15	8/1/2009	—	—
	200,000	—	—	$3.15	8/1/2009	—	—
	25,000	—	—	$4.09	4/1/2010	—	—
	12,500	—	—	$4.09	4/1/2010	—	—
	25,000	—	—	$3.88	2/28/2011	—	—
	12,500	—	—	$3.88	2/28/2011	—	—
	25,000	—	—	$6.45	3/28/2012	—	—
	13,417	—	—	$5.57	4/1/2013	—	—
	60,000	60,000	—	$18.47	2/12/2014	—	—
	15,625	—	—	$18.47	2/12/2014	—	—
	15,625	—	—	$20.32	2/12/2014	—	—
	—	15,625	—	$22.35	2/12/2014	—	—
	—	15,625	—	$24.58	2/12/2014	—	—
	7,500	22,500	—	$21.15	6/14/2014	—	—
	32,500	97,500	—	$23.83	10/25/2014	—	—
	22,500	67,500	—	$14.00	3/28/2015	—	—
	15,625	—	—	$14.00	3/28/2015	—	—
	—	15,625	—	$15.40	3/28/2015	—	—
	—	15,625	—	$16,94	3/28/2015	—	—
	—	15,625	—	$18.63	3/28/2015	—	—
						14,286	126,003
						37,500	330,750
						7,500	66,150
						16,243	143,263
						4,886	43,095
						2,992	26,389

		Option Awards
						Stock Awards
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary W. Bryant	87,500	—	—	$3.15	8/1/2009	—	—
	25,000	—	—	$5.57	4/1/2013	—	—
	30,000	30,000	—	$18.47	2/12/2014	—	—
	7,812	—	—	$18.47	2/12/2014	—	—
	7,813	—	—	$20.32	2/12/2014	—	—
	—	7,812	—	$22.35	2/12/2014	—	—
	—	7,813	—	$24.58	2/12/2014	—	—
	5,000	15,000	—	$21.15	6/14/2014	—	—
	20,000	60,000	—	$23.83	10/25/2014	—	—
	11,250	33,750	—	$14.00	3/28/2015	—	—
	7,812	—	—	$14.00	3/28/2015	—	—
	—	7,813	—	$15.40	3/28/2015	—	—
	—	7,812	—	$16.94	3/28/2015	—	—
	—	7,813	—	$18.63	3/28/2015	—	—
						16,018	141,279
						22,500	198,450
						5,625	49,613
						12,182	107,445
						4,886	43,095
						2,992	26,389
Robert A. Waegelein	75,000	—	—	$3.15	8/1/2009	—	—
	25,000	—	—	$4.09	4/1/2010	—	—
	12,500	—	—	$4.09	4/1/2010	—	—
	25,000	—	—	$3.88	2/28/2011	—	—
	12,500	—	—	$3.88	2/28/2011	—	—
	45,000	—	—	$6.45	3/28/2012	—	—
	25,000	—	—	$5.57	4/1/2013	—	—
	30,000	30,000	—	$18.47	2/12/2014	—	—
	7,812	—	—	$18.47	2/12/2014	—	—
	7,813	—	—	$20.32	2/12/2014	—	—
	—	7,812	—	$22.35	2/12/2014	—	—
	—	7,813	—	$24.58	2/12/2014	—	—
	5,000	15,000	—	$21.15	6/14/2014	—	—
	20,000	60,000	—	$23.83	10/25/2014	—	—
	11,250	33,750	—	$14.00	3/28/2015	—	—
	7,812	—	—	$14.00	3/28/2015	—	—
	—	7,813	—	$15.40	3/28/2015	—	—
	—	7,812	—	$16.94	3/28/2015	—	—
	—	7,813		$18.63	3/28/2015	—	—
						13,896	122,563
						22,500	198,450
						5,625	49,613
						12,182	107,445
						4,886	43,095
						2,992	26,389

		Option Awards
						Stock Awards
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Theodore M. Carpenter, Jr.	60,000	—	—	$10.70	5/28/2014	—	—
	18,000	18,000	—	$18.47	2/12/2014	—	—
	4,687	—	—	$18.47	2/12/2014	—	—
	4,688	—	—	$20.32	2/12/2014	—	—
	—	4,687	—	$22.35	2/12/2014	—	—
	—	4,688	—	$24.58	2/12/2014	—	—
	3,125	9,375	—	$21.15	6/14/2014	—	—
	12,500	37,500	—	$23.83	10/25/2014	—	—
	7,500	22,500	—	$14.00	3/28/2015	—	—
	5,000	—	—	$14.00	3/28/2015	—	—
	—	5,000	—	$15.40	3/28/2015	—	—
	—	5,000	—	$16.94	3/28/2015	—	—
	—	5,000	—	$18.63	3/28/2015	—	—
						12,535	110,559
						11,250	99,225
						3,750	33,075
						8,121	71,627
						4,071	35,906
						2,519	22,218
John Wardle	—	15,000	—	$12.96	3/10/2013	7,500	66,150

Option Exercises and Stock Vested

        The following table sets forth the number and value received upon option exercises during fiscal year 2008 and the value of other stock awards that vested during fiscal year 2008.

Option Exercises and Stock Vesting Table

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Richard A. Barasch	400,000	2,791,000	29,558	350,540
Gary W. Bryant	417,500	2,571,425	22,580	272,059
Robert A. Waegelein	220,000	1,488,500	22,580	272,059
Theodore M. Carpenter, Jr.	—	—	12,262	158,365
John Wardle	—	—	—	—

(1)
Stock awards represent restricted stock grants that vested during 2008.

(2)
The value realized on exercise is based on the difference between the closing market price of a share of our common stock and the exercise price of the options on the date of exercise. A particular named executive officer may or may not have sold options exercised, and you should not infer from the inclusion of this information in this table that the named executive officer is or was in actual receipt of the indicated funds.

(3)
The value realized on vesting is based on the closing market price of a share of our common stock on the date of vesting. A particular named executive officer vested may or may not have sold shares, and you should not infer from the inclusion of this information in this table that the named executive officer is or was in actual receipt of the indicated funds.

Potential Payments upon Termination or Change in Control

        We have entered into employment agreements with each of our named executive officers. These employment agreements provide severance benefits in the event of termination of employment. Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive amounts earned, but not yet then paid, during his term of employment, principally base salary and amounts accrued and vested through our 401(k) Savings Plan. In addition, except as provided in the tables below, each named executive officer is eligible to receive vested equity awards upon a termination of employment for any reason. Each named executive officer is subject to a non-competition covenant under his employment agreement. Each named executive officer has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but in no event may this period exceed the expiration date of the option.

        The following tables provide information on potential benefits that each named executive officer could receive under the employment agreements under various termination scenarios, calculated as if any termination occurred on December 31, 2008. We would only be able to determine the actual amounts paid to any named executive officer at the time of the executive's separation from us.

Richard A. Barasch, Chairman and Chief Executive Officer

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(1)
Severance:
Base Salary(2)	—		—		—		—		1,800,000	(3)	1,800,000	(3)	3,600,000	(4)
Cash Bonus	—		—		1,195,147	(5)	1,195,147	(5)	1,800,000	(5)(6)	1,800,000	(5)(6)	1,800,000	(5)(6)
Accelerated Vesting:
Stock Options	—		—		—		—		—	(7)	—	(7)	959,127	(7)
Restricted Stock	—		—		—		—		735,650	(7)	735,650	(7)	735,650	(7)
Health, life and other benefits	—		—		—		—		28,830	(8)	28,830	(8)	28,830	(8)
Tax Gross-Up	—		—		—		—						—	(9)

Subtotal Termination Related Payments	—		—		1,195,147		1,195,147		3,464,480		3,464,480		6,223,607
Fair value of Currently Vested Stock Options(10)	2,166,480	(11)	2,166,480	(11)	2,166,480	(12)	2,166,480	(13)	2,166,480		2,166,480		2,166,480

Total	2,166,480		2,166,480		3,361,627		3,361,627		5,630,960		5,630,960		8,390,088

(1)
Assumes termination of employment for any reason within 12 months following a change in control.

(2)
Executive entitled to earned but unpaid base salary through date of termination. All earned base salary would have been paid on December 31, 2008.

(3)
Executive entitled to a lump sum payment equal to 200% of base salary, in addition to bonus in (5) below.

(4)
Executive entitled to a lump sum payment equal to 400% of base salary.

(5)
Executive entitled to receive a pro rata portion of any bonus that the executive would have been entitled to receive in the year based upon the percentage of the calendar year that shall have elapsed through the date of executive's termination of employment, payable when the bonus would have otherwise been payable had the executive's employment not terminated.

(6)
Executive entitled to a lump sum payment equal to lesser of bonus for fiscal year prior to termination or base salary (base salary used in table above).

(7)
Executive entitled to accelerated vesting of all unvested equity awards as set forth below under "Value of Unvested Options and Restricted Stock upon Termination" following the final potential payments upon termination or change-in-control table.

(8)
Executive entitled to 24 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(9)
The employment agreement provides that in the event it is determined that

•
any payment, benefit or distribution, or any acceleration of vesting, or any combination, by us for the benefit of the executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, which relates to payments that are contingent on a change in ownership or effective control of, or the ownership of a substantial portion of the assets of, a corporation, or

•
any interest or penalties are incurred by the executive with respect to the excise tax,

  the executive will be entitled to receive an additional gross-up payment in an amount equal to the sum of

    •
    the excise tax on any payment, which we call the first round excise tax plus

    •
    any income taxes on the portion of the first round excise tax relating solely to the acceleration of the executive's stock options plus

    •
    any excise tax imposed on the portion of the first round excise tax relating solely to the acceleration of the executive's stock options.

(10)
Executive entitled to all vested equity awards as set forth below under "Value of Vested Equity Awards" following "Value of Unvested Options and Restricted Stock upon Termination."

(11)
Executive has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but this period may not exceed the expiration date of the option.

(12)
Executive has one year following termination by death or disability to exercise vested stock options, but this period may not exceed the expiration date of the option.

(13)
Executive has four years following termination for retirement to exercise vested stock options, but this period may not exceed the expiration date of the option.

Gary W. Bryant, Executive Vice President and Chief Operating Officer

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(1)
Severance:
Base Salary(2)	—		—		—		—		515,000	(3)	515,000	(3)	772,500	(4)
Cash Bonus	—		—		341,945	(5)	341,945	(5)	341,945	(5)	341,945	(5)	341,945	(5)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		261,000	(6)
Restricted Stock	—		—		—		—		—		—		566,270	(6)
Health, life and other benefits	—		—		—		—		14,639	(7)	14,639	(7)	19,518	(8)

Subtotal Termination Related Payments	—		—		341,945		341,945		871,584		871,584		1,961,234
Fair value of Currently Vested Stock Options (9)	577,375	(10)	577,375	(10)	577,375	(11)	577,375	(11)	577,375		577,375		577,375

Total(19)	577,375		577,375		919,320		919,320		1,448,959		1,448,959		2,538,609

(1)
Assumes termination of employment for any reason within 12 months following a change in control.

(2)
Executive entitled to earned but unpaid base salary through date of termination. All earned base salary would have been paid on December 31, 2008.

(3)
Executive entitled to a lump sum payment equal to 100% of base salary.

(4)
Executive entitled to a lump sum payment equal to 150% of base salary.

(5)
Executive is entitled to receive a pro rata portion of any bonus that the executive would have been entitled to receive in the year based upon the percentage of the calendar year that shall have elapsed through the date of executive's termination of employment, payable when the bonus would have otherwise been payable had the executive's employment not terminated.

(6)
Executive entitled to accelerated vesting of all unvested equity awards as set forth below under "Value of Unvested Options and Restricted Stock upon Termination" following the final potential payments upon termination or change-in-control table.

(7)
Executive entitled to 18 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(8)
Executive entitled to 24 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(9)
Executive entitled to all vested equity awards as set forth below under "Value of Vested Equity Awards" following "Value of Unvested Options and Restricted Stock upon Termination."

(10)
Executive has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but this period may not exceed the expiration date of the option.

(11)
Executive has one year following termination by death or disability to exercise vested stock options, but this period may not exceed the expiration date of the option.

Robert A. Waegelein, Executive Vice President and Chief Financial Officer

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(1)
Severance:
Base Salary(2)	—		—		—		—		463,500		463,500		695,250	(4)
Cash Bonus	—		—		307,750	(5)	307,750		307,750		307,750		307,750	(5)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		510,400	(6)
Restricted Stock	—		—		—		—		—		—		547,554	(6)
Health, life and other benefits	—		—		—		—		22,281	(7)	22,281	(7)	29,708	(8)

Subtotal Termination Related Payments	—		—		307,750		307,750		793,531		793,531		2,090,663
Fair value of Currently Vested Stock Options (9)	975,775	(10)	975,775	(10)	975,775	(11)	975,775	(11)	975,775		975,775		975,775

Total	975,775		975,775		1,283,525		1,283,525		1,769,306		1,769,306		3,066,438

(1)
Assumes termination of employment for any reason within 12 months following a change in control.

(2)
Executive entitled to earned but unpaid base salary through date of termination. All earned base salary would have been paid on December 31, 2008.

(3)
Executive entitled to a lump sum payment equal to 100% of base salary.

(4)
Executive entitled to a lump sum payment equal to 150% of base salary.

(5)
Executive is entitled to receive a pro rata portion of any bonus that the executive would have been entitled to receive in the year based upon the percentage of the calendar year that shall have elapsed through the date of executive's termination of employment, payable when the bonus would have otherwise been payable had the executive's employment not terminated.

(6)
Executive entitled to accelerated vesting of all unvested equity awards as set forth below under "Value of Unvested Options and Restricted Stock upon Termination" following the final potential payments upon termination or change-in-control table.

(7)
Executive entitled to 18 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(8)
Executive entitled to 24 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(9)
Executive entitled to all vested equity awards as set forth below under "Value of Vested Equity Awards" following "Value of Unvested Options and Restricted Stock upon Termination."

(10)
Executive has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but this period may not exceed the expiration date of the option.

(11)
Executive has one year following termination by death or disability to exercise vested stock options, but this period may not exceed the expiration date of the option.

Theodore M. Carpenter, Jr., President of Medicare Advantage Division

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(1)
Severance:
Base Salary(2)	—		—		—		—		700,400	(3)	700,400	(3)	—
Cash Bonus	—		—		232,523	(4)	232,523	(4)	232,523	(4)	232,523	(4)	232,523	(4)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		—	(5)
Restricted Stock	—		—		—		—		—		—		372,610	(5)
Health, life and other benefits	—		—		—		—		5,793	(6)	5,793	(6)	—

Subtotal Termination Related Payments	—		—		232,523		232,523		938,715		938,715		605,132
Fair value of Currently Vested Stock Options (7)	—	(8)	—	(8)	—	(9)	—	(9)	—	(9)	—	(9)	—	(9)

Total	—		—		232,523		232,523		938,715		938,715		605,132

(1)
Assumes termination of employment for any reason within 12 months following a change in control.

(2)
Executive entitled to earned but unpaid base salary through date of termination. All earned base salary would have been paid on December 31, 2008.

(3)
Executive entitled to a lump sum payment equal to 200% of base salary, in addition to bonus in (4) below.

(4)
Executive is entitled to receive a pro rata portion of any bonus that the executive would have been entitled to receive in the year based upon the percentage of the calendar year that shall have elapsed through the date of executive's termination of employment, payable when the bonus would have otherwise been payable had the executive's employment not terminated.

(5)
Executive entitled to accelerated vesting of all unvested equity awards as set forth below under "Value of Unvested Options and Restricted Stock upon Termination" following the final potential payments upon termination or change-in-control table.

(6)
Executive entitled to 12 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(7)
Executive entitled to all vested equity awards as set forth below under "Value of Vested Equity Awards" following "Value of Unvested Options and Restricted Stock upon Termination."

(8)
Executive has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but this period may not exceed the expiration date of the option.

(9)
Executive has one year following termination by death or disability to exercise vested stock options, but this period may not exceed the expiration date of the option.

John Wardle, President of Medicare Part D Division

Benefits and Payments Upon Termination	Termination For Cause		Termination by NEO Not for Good Reason		Termination Upon Death or Disability		Termination Upon Retirement		Termination Without Cause		Termination by NEO for Good Reason		Termination Upon Change In Control(1)
Severance:
Base Salary (2)	—		—		—		—		340,000	(3)	340,000	(3)	510,000	(4)
Cash Bonus	—		—		238,000	(5)	238,000	(5)	238,000	(5)	238,000	(5)	238,000	(5)
Accelerated Vesting:
Stock Options	—		—		—		—		—		—		—
Restricted Stock	—		—		—		—		—		—		66,150
Health, life and other benefits	—		—		—		—		480	(6)	480	(6)	720	(7)

Subtotal Termination Related Payments	—		—		238,000		238,000		578,480		578,480		814,870
Fair value of Currently Vested Stock Options (8)	—	(9)	—	(9)	—	(10)	—	(10)	—		—		—

Total	—		—		238,000		238,000		578,480		578,480		814,870

(1)
The named executive officer has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but this period may not exceed the expiration date of the option.

(2)
Executive entitled to earned but unpaid base salary through date of termination. All earned base salary would have been paid on December 31, 2008.

(3)
Executive entitled to a lump sum payment equal to 100% of base salary.

(4)
Executive entitled to a lump sum payment equal to 150% of base salary.

(5)
Executive is entitled to receive a pro rata portion of any bonus that the executive would have been entitled to receive in the year based upon the percentage of the calendar year that shall have elapsed through the date of executive's termination of employment, payable when the bonus would have otherwise been payable had the executive's employment not terminated.

(6)
Executive entitled to 12 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(7)
Executive entitled to 18 months coverage under senior executive welfare benefit plans, including health, life and other benefits. The table reflects the value of the premium for the period of coverage, and excludes any amount payable under death benefits for the policies.

(8)
Executive entitled to all vested equity awards as set forth below under "Value of Vested Equity Awards" following "Value of Unvested Options and Restricted Stock upon Termination."

(9)
Executive has 90 days following termination for cause or resignation without good reason to exercise vested stock options, but this period may not exceed the expiration date of the option.

(10)
Executive has one year following termination by death or disability to exercise vested stock options, but this period may not exceed the expiration date of the option.

Value of Vested Equity Awards

        Each of the named executive officers would be entitled to all vested equity awards upon termination as set forth below:

Named Executive Officer	Value of Vested Options at December 31, 2008(1)
Richard A. Barasch	$2,166,480
Gary W. Bryant	577,375
Robert A. Waegelein	975,775
Theodore M. Carpenter, Jr.	—
John Wardle	—

Total	$3,719,630

    (1)
    The intrinsic value of options is based on the excess of the closing stock price at December 31, 2008 over the exercise price. Our stock price has increased somewhat between that date and the date of this proxy statement, increasing the value of vested and unvested options.

Value of Unvested Options and Restricted Stock upon Termination

        Each of the named executive officers would be entitled to accelerated vesting of all unvested equity awards as set forth below under the circumstances described in the tables above.

        The value of the named executive officers' unvested options as of December 31, 2008 is as follows:

Named Executive Officer	Value of Unvested Options at December 31, 2008(1)	Incremental Value due to Change in Control(2)	Value of Accelerated Vesting due to Change in Control
Richard A. Barasch	$—	$959,127	$959,127
Gary W. Bryant	—	261,000	261,000
Robert A. Waegelein	—	510,400	510,400
Theodore M. Carpenter, Jr.	—	—	—
John Wardle	—	—	—

Total	$—	$1,730,527	$1,730,527

    (1)
    The intrinsic value of options is based on the excess of the closing stock price at December 31, 2008 over the exercise price. Our stock price has increased somewhat since that date, increasing the value of vested and unvested options.

    (2)
    In the event of a change in control, as defined by our 1998 Incentive Compensation Plan, any award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested as of the time of the change in control.

      Any optionee who holds an option will be entitled to elect, during the 60-day period immediately following a change in control, in lieu of acquiring the shares of stock covered by the option, to receive, and we will be obligated to pay as soon as practicable, initially determinable payments and thereafter any supplemental payments then due, in cash, the excess of the change in control price over the exercise price of the option, multiplied by the number of shares of stock covered by the option.

      The "change in control price" means an amount in cash equal to the higher of

      •
      the amount of cash and fair market value of property that is the highest price per share paid, and reflecting extraordinary dividends, in any transaction triggering the change in control or any liquidation of shares following a sale of substantially all of our assets, or

      •
      the highest fair market value per share at any time during the 60 day period preceding and 60 day period following the change in control.

      The highest price of our common stock in the 60 day period preceding or following December 31, 2008 was $11.14.

        The value of the named executive officers' unvested restricted stock as of December 31, 2008 is as follows:

Named Executive Officer	Shares Unvested at December 31, 2008	Closing Price on December 31, 2008	Value of Unvested Restricted Stock at December 31, 2008
Richard A. Barasch	83,407	$8.82	$735,650
Gary W. Bryant	64,203	$8.82	566,270
Robert A. Waegelein	62,081	$8.82	547,554
Theodore M. Carpenter, Jr.	42,246	$8.82	372,610
John Wardle	7,500	$8.82	66,150

Total	259,437		$1,552,585

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

        Our Audit Committee is responsible for the review and approval of any transaction, relationship or arrangement in which we are a participant and that involves board members, our executive officers, beneficial owners of more than 5% of our common stock, their immediate family members, domestic partners and companies in which they have a material interest. We refer to these as related party transactions and to the persons or entities involved as related persons. Our Audit Committee evaluates related party transactions for purposes of recommending to the disinterested members of the board that the transactions are fair, reasonable and within our policies and practices and should be approved or ratified.

        Under our Code of Business Conduct and Ethics, our directors and employees must report any circumstances that may create or appear to create a conflict between us and the interests of the related person, regardless of the amount involved. Our directors and executive officers must also periodically confirm information about related person transactions.

        Except as set forth below, we do not have any written standards for approving related party transactions. However, the Audit Committee only approves a related party transaction if it believes the transaction is in our and our shareholders' best interest. The Audit Committee considers the appropriateness of any related party transaction in light of all relevant factors including:

  •
  the benefits of the transaction to us;

  •
  the terms of the transaction and whether they are arm's-length and in the ordinary course of business for both parties;

  •
  the direct or indirect nature of the related party's interest in the transaction;

  •
  the size and expected duration of the transaction; and

  •
  other facts and circumstances that bear on the materiality of the related party transaction under applicable law and NYSE listing standards.

        In addition, in connection with the settlement of a purported class action entitled Elizabeth A. Conolly, Thomas McCormack, Shelly Z. Zhang, Green Meadows Partners, James Stellato and Rocco Sorrentino v. Universal American Financial Corporation, Richard A. Barasch, Lee Equity Partners LLC, Perry Capital LLC, Union Square Partners Management LLC, Welsh, Carson, Anderson & Stowe, Barry Averill, Bradley E. Cooper, Mark M. Harmeling, Bertram Harnett, Linda H. Lamel, Eric W. Leathers, Patrick J. McLaughlin, Robert A. Spass, and Robert F. Wright, index no. 07-13422, in the Supreme Court for New York State, Westchester County, which we have described in Item 3—Legal Proceedings in our annual report on Form 10-K for the year ended December 31, 2008, we amended our by-laws to provide that, in the event that a related person transaction, as defined in the by-law amendment, is proposed, our board will appoint a special transactions committee composed of at least three independent directors, unless a committee cannot be appointed in a timely fashion, in which event our Audit Committee will serve as the special transactions committee.

        The by-law amendment defines a related person transaction as any transaction or arrangement, or any series of similar transactions or arrangements, or any material modification or material amendment of any transaction or arrangement or any waiver with respect to any material matter under any of these transactions or arrangements, in which we are a party and a related person, as defined in the by-law amendment, is also a party thereto or has a direct or indirect material interest therein, other than:

  •
  compensation arrangements for executive officers, employees or consultants other than directors or nominees for election as a director for their services as have been approved by our compensation committee, and employee benefits regularly provided under plans and programs generally available to employees, provided, however, that personal benefits other than de minimis benefits from the use of assets owned or provided by us and not used primarily business purposes, are considered to be a related person transaction;

  •
  use of property, equipment or other assets owned or provided by us by a related person primarily for our business purposes, so long as this use does not violate any of our policies regarding these uses;

  •
  reimbursement of business expenses incurred by a director or officer in the performance of his or her duties and approved for reimbursement by us in accordance with our customary or published policies and practices;

  •
  compensation, indemnification or advancement arrangements for non-employee directors for their services as have been approved by our board or a board committee or subcommittee;

  •
  transactions and arrangements between us and any portfolio company of the investor funds that are parties to our stockholders' agreement described below, provided that the transaction or arrangement between us and the portfolio company is in the ordinary course of business and not an extraordinary transaction, and is offered to or provided by us on terms and conditions in all material respects consistent with those that we generally offer to our customers and suppliers that are not affiliates for comparable transactions or arrangements;

  •
  transactions and arrangements involving the expenditure or future expenditure of less than $25,000 when aggregated with all similar transactions and arrangements;

  •
  the issuance of common stock or other securities pursuant to any stock split, stock dividend or the like effected by us, so long as issue the common stock or other securities on the same basis to all holders of a class of our securities;

  •
  the acquisition by us of our common stock or other securities

  •
  pursuant to a public tender offer,

  •
  in accordance with the provisions of Rule 10b-18 of the rules promulgated under the Exchange Act, or

  •
  in a private transaction, provided that the private transaction relates to the acquisition by us of a security that is publicly-traded on an exchange and provided further that the price per share or per unit is no greater than the closing price of the security on the trading day immediately before the consummation of such transaction;

  •
  the acquisition of common stock or other securities as a result of the exercise, exchange or conversion of our then-outstanding securities, such as options to purchase our common stock issued pursuant to our 1998 Incentive Compensation Plan, as amended, or any successor plan;

  •
  the acquisition of our securities in connection with a "bona fide private financing" to multiple purchasers the majority of whom, by amount purchased, are not related persons; and

  •
  any arrangements or obligations of either us or any related person under or arising from the principal agreements relating to the acquisition of MemberHealth and the financing of that acquisition by our equity investors.

        The by-law amendment defines a related person as:

  •
  any of our directors or executive officers;

  •
  any nominee for director if disclosure is provided in a proxy or information statement relating to the election of directors;

  •
  any of our shareholders who is known to the board to own of record or beneficially, as defined under Section 13 of the Exchange Act and the rules promulgated thereunder, more than five percent of our outstanding voting power;

  •
  any immediate family member of the foregoing persons, such as any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person, other than a tenant, employee or guest, generally sharing the household of the person;

  •
  any person or entity known to the board to be an affiliate of any person listed above; or

  •
  any person or entity that proposes to enter into a financial transaction, arrangement or relationship with us if the board or a board committee or subcommittee determines that the transaction would require disclosure under Item 404 of Regulation S-K of the rules under the Exchange Act.

        The special transactions committee must approve any related person transaction, and may only approve a related person transaction if the members determine that the transaction is in the best interest of our company after taking into account all factors and considerations that they may deem appropriate. This determination must, if applicable, be based upon the following factors and considerations, as well as any others the committee shall deem relevant:

  •
  whether the proposed related person transaction is on terms comparable to those that could be obtained through arm's-length dealings with an unrelated party;

  •
  relevant details about the related person's interest in the proposed related person transaction;

  •
  the benefits of the proposed related person transaction to us, the business justification for the proposed related person transaction, and the degree to which the proposed related person transaction is reasonable in light of any alternatives to the proposed related person transaction that the special transactions committee reasonably believes are available to us;

  •
  whether the proposed related person transaction arises in the ordinary course of our business; and

  •
  the effect of the related person transaction on our business and operations, including on our internal control over financial reporting and system of disclosure controls or procedures.

        To the extent that a related person transaction involves a purchase or sale to or from a related person of securities which would account for five percent or more of the our outstanding voting power, we must use our reasonable best efforts to obtain an opinion from a reputable investment banker as to the fairness, from a financial point of view, to us of the price, unless

  •
  the transaction involves a public offering by us for cash, or a "bona fide private financing," as defined under Section 312.04 of the New York Stock Exchange's Listed Company Manual, if the financing involves a sale of common stock, for cash, at a price at least as great as each of the book and market value of our common stock, or of securities convertible into or exercisable for common stock, for cash, if the conversion or exercise price is at least as great as each of the book and market value of our common stock, or

  •
  the members of our board whose responsibility it is to consider a related person transaction determine in good faith that there is a reasonable likelihood that the delay or expense involved in seeking or securing a fairness opinion would result in a material adverse effect on our financial condition.

Prior to December 31, 2011, we may alter, amend or repeal this by-law amendment only if

  •
  the alteration, amendment or repeal has been approved by the requisite number of votes or consents of our shareholders or directors necessary to amend any by-law generally, and

  •
  the alteration, amendment or repeal has been approved by the votes cast by at least a majority of the votes cast by our public shareholders, as defined in the by-law amendment, casting votes on the matter.

This by-law amendment appears in Section 10 of our amended and restated by-laws, which we filed as Exhibit 3.7 to our annual report on Form 10-K for the year ended December 31, 2008.

Relationship with Equity Investors

        As of March 31, 2009, WCAS IX and WCAS X collectively owned approximately 12.9% of our voting stock, Capital Z owned approximately 26.0% of our voting stock, Lee-Universal and its affiliates collectively owned approximately 6.7% of our voting stock, and Perry and its affiliates collectively owned approximately 8.9% of our voting stock, in each case assuming the exercise of options or other derivative securities held by the beneficial owner that are exercisable, or will be exercisable within 60 days after March 31, 2009. These percentages do not reflect the ownership of shares of our series A preferred stock, which is not voting stock. The holders have the contractual right to exchange shares of series A preferred stock for shares of our series B preferred stock, subject to specified conditions. We refer collectively to these investors in our company as the equity investors.

Stockholders' Agreement

        On September 21, 2007, concurrently with the closing of the MemberHealth acquisition and the stage 2 securities purchase agreement under which we obtained a portion of the financing for the acquisition, and as a condition to the closing of the acquisition, we entered into a new stockholders' agreement with our equity investors, Mr. Barasch and WCAS IX, which received a substantial amount of our common stock in the acquisition.

  Board of Directors Provisions

        Upon the execution of the stockholders' agreement, our board of directors increased its size to 13 directors, consisting of two directors designated by Capital Z, two directors designated by WCAS IX and WCAS X collectively, one director designated by Lee-Universal, one director designated by Perry, one director who must be our then current chief executive officer, and six additional directors who must each satisfy the criteria for "independent director" under the rules of the principal stock exchange on which our common stock is listed, currently the NYSE. Capital Z has designated Messrs. Leathers and Spass, WCAS IX and WCAS X initially designated Messrs. Hallberg and Traynor, and then designated Mr. Scully to succeed Mr. Hallberg upon his resignation from the board in July 2008, Lee-Universal has designated Mr. Gormley and Perry initially designated Mr. Etheridge, designated Mr. Yang in July 2008, and designated Mr. Perry in March 2009, to serve on our board. Upon Perry's change of designee in July 2008, our board of directors increased its size to 14 directors and Mr. Etheridge remained on our board.

  General Restrictions on Transfer

        Each shareholder party to our stockholders' agreement is subject to customary restrictions on its ability to transfer capital stock. Under these transfer restrictions,

  •
  with respect to the common stock issued in the merger, a 180 day lock-up period began on the date of the closing of the merger agreement and ended on March 21, 2008, and

  •
  with respect to our preferred stock issued under the securities purchase agreements, and the common stock into which the preferred stock was or is convertible, restrictions on transfers lasted until one year from the closing of the transactions pursuant to the applicable securities purchase agreement; the last of these closings occurred on September 21, 2007.

        In addition, if any shareholder or shareholders acting together that is or are party to our stockholders' agreement wish to transfer our securities that represent, in the aggregate, more than 5% of the then outstanding shares of our common stock, assuming the conversion of all shares of our preferred and non-voting common stock, the shareholder or shareholders must first offer us, and second each other party to the agreement that, together with its permitted transferees, holds more than 5% of the then outstanding shares of our common stock, the option to purchase the securities that the selling shareholder or shareholders wish to transfer. If neither we nor the shareholder offerees purchase the offered securities in their entirety, the selling shareholder may transfer the offered securities to us or the shareholder offerees at the designated price in the transferring shareholder's notice of offer, or may transfer the offered securities to a third party at the same or a higher price than that which the shareholder specified in its notice of offer.

        Any shareholder or shareholders acting together that is or are party to our stockholders' agreement that wish to transfer our securities that represent, in the aggregate, more than 5% of the then outstanding shares of our common stock must offer all other shareholders party to the stockholders' agreement that do not elect to purchase the securities from the transferring shareholder, the right to participate proportionately, on equal price and other terms as the initiating shareholder or shareholders, in the transfer of our securities.

  Additional Restrictive Covenants

        No equity investor or affiliate, for so long as they collectively own in the aggregate 20% or more of our common stock, nor Richard Barasch or his affiliates, may acquire beneficial ownership of any additional shares of our common stock except for:

  •
  the acquisition pursuant to a tender offer or exchange offer for outstanding shares of common stock, or a merger pursuant to a merger agreement with us, where, in each case,

  •
  the transaction is approved by at least a majority of the independent, disinterested directors who are not equity investor-designated directors, and

  •
  in an approved offer, at least a majority of the shares not owned by the acquirer are purchased in the tender offer or have voted in favor of the merger;

  •
  acquisitions of our securities issued or sold to the equity investor or its affiliates directly or indirectly through conversion or exchange of our preferred stock issued to the equity investor or its affiliates pursuant to the MemberHealth merger agreement or the securities purchase agreements executed in connection with the merger agreement;

  •
  acquisitions of shares issued with the approval of a majority of the board of directors or the Compensation Committee of our board of directors to any director designated by the equity investor in respect of the director's service on the board of directors;

  •
  acquisitions of shares pursuant to any stock split, stock dividend or the like effected by us;

  •
  acquisitions by an equity investor or any of its affiliates that would not result in the equity investor, along with its affiliates, owning above a specified percentage of our then outstanding common stock;

  •
  in the case of Richard Barasch, acquisitions of equity based compensation awards, such as stock option grants and restricted stock grants, that have been approved by a majority of the board of directors or the Compensation Committee of the board of directors, and shares acquired upon exercise of these awards; or

  •
  acquisitions by an equity investor or its affiliates of securities of companies that own shares of our common stock, provided that

  •
  the purpose of the acquisition by the equity investor or its affiliates was not the acquisition of beneficial ownership of additional shares of our common stock, and

  •
  the company whose shares the equity investor or its affiliates acquires owns no more than 0.5% of our outstanding shares of common stock.

        These restrictive covenants expire on the earliest to occur of

  •
  June 30, 2010,

  •
  our entering into a definitive agreement providing for a recapitalization, merger, share exchange, business combination or similar extraordinary transaction that results in a change of control of more than 40% of the total voting power of all of our outstanding securities,

  •
  a sale of substantially all of our assets,

  •
  our entering into a definitive agreement whereby a person or entity acquires 50% or more of the total voting power of all of our outstanding securities,

  •
  the commencement of a tender offer or exchange offer for more than 50% of the total voting power of all of our outstanding securities, which offer is not withdrawn within 5 days after it is commenced, or

  •
  the equity investors and their respective affiliates, collectively, cease to own at least 20% of our common stock then outstanding, assuming conversion of all shares of preferred and non-voting common stock, provided that no equity investor or its affiliates has disclosed a specific plan or proposal to acquire additional voting securities that would be required to be disclosed under Item 4 of Schedule 13D under the Exchange Act. In the case of the second, third, fourth or fifth bullet above, the transaction must not otherwise be in contravention of the foregoing requirements of the relevant section of the stockholders' agreement.

  Termination of the Stockholders' Agreement

        The stockholders' agreement will terminate upon the first to occur of any of the following events:

  •
  consummation of the acquisition of beneficial ownership, by any person, of all of our common stock and common stock equivalents subject to the stockholders' agreement without violation of the agreement;

  •
  our admission in writing of our general inability to pay our debts as they become due, our written assignment for the benefit of creditors, or the appointment of a liquidator, bankruptcy receiver or similar occurrence under applicable law with respect to us, and the proceeding shall not have been dismissed or stayed within 60 days after commencement;

  •
  a duly authorized winding up, liquidation or dissolution of our parent holding company; or

  •
  the written consent to termination by shareholders holding not less than 70% of the common stock held by all the shareholders that are parties to the stockholders' agreement.

        Mr. Barasch will cease to be bound by the agreement if he is no longer our chief executive officer.

Registration Rights Agreement

        Concurrently with the execution of the MemberHealth merger agreement, we entered into a registration rights agreement, dated as of May 7, 2007, with the equity investors, Mr. Barasch and other parties receiving consideration under the merger agreement.

  Registration Rights

  Demand Registration

        If at any time or from time to time we receive a written request from

  •
  a holder or holders party to the registration rights agreement holding more than 15% of the then outstanding registrable securities, as defined in the agreement, or

  •
  specified shareholders who are party to the agreement,

that we effect the registration under the Securities Act of all or any part of the registrable securities held by the person delivering the notice, and specifying the intended method of distribution, which we refer to as a demand registration, then we must promptly give notice of the demand registration at least 21 days prior to the anticipated filing date of the registration statement relating to the notice to the other holders, and we must effect, subject to specified limitations, as expeditiously as possible, the registration of:

  •
  all registrable securities for which the requesting holder has requested registration; and

  •
  all other registrable securities that any other holders have requested we register by request received by us within 14 days after these holders receive our notice of demand registration.

        We will be liable for and pay all expenses related to any demand registration, regardless of whether we effect the registration. However, we will not be obligated to:

  •
  effect any registration pursuant to the demand registration of a holder or holders holding more than 15% of the then outstanding registrable securities unless the aggregate gross proceeds expected to be received from the sale of the registrable securities included in the demand registration are at least $50 million, prior to deducting underwriting discounts and commissions;

  •
  effect more than one demand registration for each of the initial equity investor holders, or effect more than two demand registrations for specified related investor groups; or

  •
  effect a demand registration within 180 days of having effected a prior demand registration pursuant to the provisions described above.

        Piggyback Registration

        If we propose to register any equity securities under the Securities Act other than pursuant to a demand registration and other than

  •
  a registration on Form S-4 related to a merger, business acquisition or business combination involving us,

  •
  a registration on Form S-8 relating to one of our equity compensation plans for our directors or employees or the directors or employees of our subsidiaries,

  •
  a registration on Form S-2 relating to shares issued prior to May 7, 2007, or relating to shares issuable upon the exercise of incentive stock options, in each case, issued to our agents under our incentive compensation plans for our agents and the agents of our subsidiaries, or

  •
  a registration on Form S-3 relating to the shares issued pursuant to the MemberHealth merger agreement and covering exclusively those shares of common stock issuable pursuant to the merger agreement,

we must give prompt written notice at least 21 days prior to the anticipated filing date of the registration statement to each holder party to the registration rights agreement, offering the opportunity to include in our registration statement all or any portion of its registrable securities. Upon the request by any recipient of this notice made within 14 days after the receipt of the notice, we must use our reasonable best efforts to effect the registration under the Securities Act of all registrable securities that we have been so requested to register, to the extent required to permit the disposition of the registrable securities so to be registered. We refer to this registration as a piggyback registration. We will be liable for and pay all expenses related to any piggyback registration, regardless of whether we effect the registration.

  Limitations on Subsequent Registration Rights

        We have agreed that we will not enter into any agreement with respect to any equity securities that grants or provides holders of the securities with registration rights that have terms more favorable than the registration rights granted to the holders in the registration rights agreement unless similar rights are granted to the holders.

  Indemnification

        The registration rights agreement contains customary indemnification provisions requiring indemnification by us, as well as those holders who are participating in any registration of our securities.

Indebtedness of Management

        No director, executive officer or immediate family member of any director or executive officer has been, directly or indirectly, indebted to us at any time since January 1, 2008 in an amount in excess of $120,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership of our securities and changes in reported ownership. Executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us, or written representations from the reporting persons that other reports were required, we believe that, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our executive officers, directors, and greater than 10% beneficial owners were timely met, with the exception of one failure to timely file a Form 4 by each of Capital Z, Messrs. Averill, Etheridge, Gormley, Harmeling, Wright and Bryant and Mses. Crawford and Lamel, and three failures to timely file a Form 4 by Mr. McLaughlin. All such reports were subsequently filed.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young served as our independent registered public accounting firm for the fiscal year ended December 31, 2008, and the Audit Committee has engaged Ernst & Young as our independent registered public accounting firm for 2009, subject to ratification by shareholders.

        If you do not ratify this appointment of independent registered public accounting firm by the affirmative vote of a majority of votes cast on the matter, then the Audit Committee will reconsider the appointment of an independent registered public accounting firm. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Ernst & Young as our independent registered public accounting firm for fiscal year 2009.

        Representatives of Ernst & Young will be present at the annual meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

        Your ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the 2009 fiscal year does not preclude the Audit Committee from terminating its engagement of Ernst & Young and retaining a new independent registered public accounting firm, if it determines that this action would be in our best interests.

Fees and Expenses

        The table below provides details of the fees that we paid to Ernst & Young for professional services rendered by Ernst & Young in 2008 and 2007. The Audit Committee approved all of these services in conformity with its pre-approval process.

	2008	2007
Audit Fees(1)	$5,084,396	$4,370,012
Audit-Related Fees(2)	57,453	57,200
Tax Fees(3)	104,232	77,287
All Other Fees(4)	1,995	2,500

Total Fees	$5,248,076	$4,506,999

    (1)
    Reflects all services performed to comply with generally accepted auditing standards and the Public Company Accounting Oversight Board, and services that generally only our independent registered public accounting firm can provide. These fees cover our audit, and as required, the audit of various subsidiaries, the audit of management's assessment of the effectiveness of internal control over financial reporting, the audit of the effectiveness of internal control over financial reporting, quarterly reviews, statutory audits, actuarial and attest services required by applicable law, and comfort letters, consents and assistance with and review of documents filed with the SEC.

    (2)
    Reflects assurance and related services rendered by Ernst & Young for the audit of our 401(k) plan, accounting consultations in connection with proposed or consummated acquisitions or dispositions and services relating to the review of audit work papers by third parties.

    (3)
    Reflects all services performed by professional staff in the independent registered public accounting firm's tax division for tax consultation and compliance services, except for those services related to the audit of our financial statements.

    (4)
    Reflects fees for other permitted products and services provided by Ernst & Young, primarily for the annual renewal of software licenses for accounting research software. The Audit Committee considered the nature of the services covered under "All Other Fees" and determined that these services provided by Ernst & Young were compatible with maintaining Ernst & Young's independence.

Pre-Approval Policies and Procedures

        Under its charter, the Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm subject, if applicable, to shareholder ratification. The Audit Committee is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm, as well as resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The Audit Committee engages the independent registered public accounting firm directly, and the independent registered public accounting firm reports directly to the Audit Committee.

        The Audit Committee has adopted a formal policy whereby it pre-approves all audit, review and attest services and all other permitted tax and non-audit services, including fees and terms of engagement, to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by the Audit Committee prior to the completion of the audit. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year and the cost for performing these services, which the Audit Committee must formally approve before the audit commences.

        If we cannot obtain pre-approval for auditing services and permitted non-audit services as a result of inherent time constraints in the matter for which these services are required, the chairperson of the Audit Committee has authority to pre-approve the services, provided that the estimated cost of the services on each such occasion does not exceed $25,000, and the chairperson of the Audit Committee will report the pre-approval for ratification to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

Vote Required

        The affirmative vote "FOR" by a majority of the votes cast at the annual meeting by the holders of our common stock and series B preferred stock, if any is outstanding at the record date, voting together as a single class, either in person or by proxy, is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THIS PROPOSAL.

 MARKET PRICE AND DIVIDEND INFORMATION

Market information

        Our common stock has been traded on the New York Stock Exchange under the symbol "UAM" since December 3, 2007. Our common stock was traded in the over-the-counter market and quoted on the NASDAQ Global Select tier of The NASDAQ Stock Market, or "NASDAQ," under the symbol "UHCO" through November 30, 2007. The following table sets forth the high and low sales prices for our common stock on the New York Stock Exchange or the NASDAQ National Market, as reported by NASDAQ, as applicable, for the periods indicated.

	Common Stock
Period	High	Low
Year Ended December 31, 2007
First Quarter	19.50	18.42
Second Quarter	22.00	18.29
Third Quarter	22.85	19.14
Fourth Quarter	25.80	22.90
Year Ended December 31, 2008
First Quarter	25.59	10.35
Second Quarter	12.61	9.11
Third Quarter	13.69	8.71
Fourth Quarter	12.19	6.79
Year Ending December 31, 2009
First Quarter	10.66	5.41
Second Quarter (through April 29, 2009)	9.70	8.69

        The closing sale price of our common stock on April 29, 2009, as reported by the NYSE, was $9.57 per share.

Dividends

        We have never declared cash dividends on our common stock, and have no present intention to declare any cash dividends in the foreseeable future. Our credit facility, which we entered into in connection with the MemberHealth acquisition in September 2007, limits our ability to pay dividends, and the debentures that we have issued simultaneously with our trust preferred securities also limit our ability to pay dividends if we fail to make the required interest payments under the debentures.

Fees

        In connection with the stage 1 and stage 2 securities purchase agreements that we entered into during 2007, each of our equity investors received a fee.

Stockholders' and Registration Rights Agreements

        In connection with the execution of the MemberHealth merger agreement and the securities purchase agreements through which we financed a portion of the purchase price for MemberHealth, we entered into a stockholders' agreement and a registration rights agreement. For a description of these agreements, please see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—Relationship with Equity Investors—Stockholders' Agreement" and "—Registration Rights Agreement" above.

Equity Compensation Plan Information

        The following table sets forth information relating to equity securities authorized for issuance under our equity compensation plans as of December 31, 2008:

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,639,989	$14.85	6,355,698
Equity compensation plans not approved by Security holders	—	—	—

Total	5,639,989	$14.85	6,355,698

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Certain Beneficial Owners

        The following table indicates the shareholders who have reported beneficial ownership of more than 5% of our outstanding shares of common stock as of March 31, 2009. The information below is based upon the most recent Schedules 13D and 13G filed with the SEC, except to the extent otherwise known by us.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Capital Z Partners, Ltd.(3) 230 Park Avenue South, 11th Floor New York, NY 10003	20,271,968	26.0%
Welsh, Carson, Anderson & Stowe(4) 320 Park Avenue—Suite 2500 New York, NY 10022	10,070,554	12.9%
Perry Corp.(5) 767 Fifth Avenue, 19th Floor New York, NY 10153	6,923,833	8.9%
Lee Universal Holdings, LLC(6) 767 Fifth Avenue New York, NY 10153	5,253,333	6.7%

(1)
Beneficial ownership assumes the exercise of options held by the beneficial owner that are vested, or will be vested within 60 days after March 31, 2009.

(2)
The percentage of ownership is based on 84,754,700 shares of our common stock outstanding, minus 9,529,498 shares held in treasury, as of March 31, 2009. We calculated the percentage of class owned by each shareholder by dividing:

•
the number of shares deemed to be beneficially held by the shareholder as of March 31, 2009, as determined in accordance with Rule 13d-3 of the Exchange Act; by

•
the sum of

•
87,454,700, which is the number of shares of common stock outstanding, minus 9,529,498 shares held in treasury as of March 31, 2009; plus

•
the number of shares of common stock issuable upon exercise of currently exercisable options and other derivative securities held by the shareholder.

(3)
Based upon information contained in a Schedule 13D/A filed with the SEC on September 25, 2007. The shares of common stock beneficially owned by Capital Z Partners, Ltd. constitute 14,008,649 shares directly held by Capital Z Financial Services Fund II, L.P. and 73,819 shares directly held by its affiliate Capital Z Financial Services Private Fund II, L.P. Capital Z Partners, in its capacity as the general partner of Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., has the sole power to vote all 14,082,468 shares. Capital Z Partners III Universal, L.P. is the beneficial owner of 6,189,500 shares. Capital Z Partners III has the sole power to vote all 6,189,500 shares. Capital Z Partners III also owns 605 shares of Series A preferred stock, which have no voting rights and are not convertible into common stock by Capital

  Z Partners III, but are exchangeable for a like number of Series B preferred stock, and which are in turn convertible at any time into 60,500 shares of common stock, subject to obtaining the requisite clearance, approval or waiver regarding the exchange of Series A preferred stock for Series B preferred stock.

(4)
Based upon information contained in a Schedule 13D/A filed with the SEC on December 15, 2008. Welsh, Carson, Anderson & Stowe and its affiliates have the sole power to vote all 10,070,554 common shares owned.

(5)
Based upon information contained in a Schedule 13D/A filed with the SEC on November 26, 2008. Perry Corp. has the sole power to vote all 6,923,833 common shares owned. Also, Perry Corp. is the owner of 41,500 shares of Series A preferred stock, which have no voting rights and are not convertible into common stock, but are exchangeable for a like number of Series B preferred stock, and which are in turn convertible at any time into 4,150,000 shares of common stock, subject to obtaining the requisite clearance, approval or waiver regarding the exchange of Series A preferred stock for Series B preferred stock.

(6)
Based upon information contained in a Schedule 13D filed with the SEC on April 6, 2009. Lee-Universal has the sole power to vote all 5,253,333 shares of common stock owned.

Ownership of Common Stock by Directors and Executive Officers

        The following table shows information regarding the amount of our common stock beneficially owned as of March 31, 2009 by the members of our board of directors; our chief executive officer and the four most highly compensated executive officers other than the chief executive officer, who we refer to collectively as our named executive officers; and our directors and executive officers as a group.

Name, Address and Position(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Richard A. Barasch Chief Executive Officer and Chairman of the Board	2,798,187	(4)	3.6%
Barry W. Averill Director	13,333	(5)	*
Gary W. Bryant Executive Vice President and Chief Operating Officer	867,749	(6)	1.1%
Ted Carpenter Chief Executive Officer of Heritage Health Systems, Inc.	267,521	(7)	*
Sally W. Crawford Director	3,333	(8)	*
Mathew W. Etheridge Director	—		*
Mark K. Gormley Director (designated by Lee-Universal) (9)(10)	44,474		*
Mark M. Harmeling Director	78,474	(11)	*
Linda H. Lamel Director	23,916	(12)	*
Eric W. Leathers Director (designated by Capital Z)(9)(13)	1,455	(13)	*
Patrick J. McLaughlin Director	88,166	(14)	*
Richard C. Perry Director (designated by Perry)(9)(15)	—		*
Thomas A. Scully Director (designated by WCAS)(9)(16)	—		*
Robert A. Spass Director (designated by Capital Z)(9)(17)	143,433		*
Sean M. Traynor Director (designated by WCAS)(9)(18)	2,391		*
Robert A. Waegelein Executive Vice President and Chief Financial Officer	735,069	(19)	*
John Wardle President, Medicare Part D Division	58,189	(20)	*
Robert F. Wright Director	193,442	(21)	*
All Directors and Executive Officers as a Group	7,949,813		10.0%

*
Less than 1%.

(1)
Unless otherwise noted, each person's address is in care of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573.

(2)
For purposes of this security ownership table, beneficial ownership includes currently exercisable options and options exercisable within 60 days after March 31, 2009. Except as otherwise noted below, all shares of common stock, vested options and all restricted stock are owned beneficially by the individual listed with sole voting and investment power.

(3)
We have calculated the percentage of the class for each shareholder by dividing:

•
the number of shares deemed to be beneficially held by the shareholder as of March 31, 2009, as determined in accordance with Rule 13d-3 of the Exchange Act, by

•
the sum of

•
87,454,700, which is the number of shares of common stock outstanding, minus 9,529,498 shares held in treasury, as of March 31, 2009, plus

•
the number of shares of common stock issuable upon exercise of currently exercisable options and other derivative securities held by the shareholder.

(4)
Includes 635,292 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009. Also includes 735,430 shares of common stock which are held directly by, or in trust for, members of Mr. Barasch's immediate family as to which Mr. Barasch disclaims beneficial ownership.

(5)
Includes 13,333 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(6)
Includes 228,437 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(7)
Includes 135,521 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(8)
Includes 3,333 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(9)
The beneficial ownership reported for the non-employee director designees of our equity investors reflects their personal holdings and does not reflect any shares or other beneficial ownership arising from their service on the our board. Compensation for the service of the non-employee director designees of our respective equity investors in the form of cash or equity awards is paid to the respective equity investors or their affiliates, not the individual non-employee designee.

(10)
Address is c/o Lee Equity, 767 Fifth Avenue, New York, NY 10153. Mr. Gormley is a Partner of Lee Equity. Mr. Gormley disclaims beneficial ownership of all shares of our common stock that are beneficially owned by Lee Equity.

(11)
Includes 40,166 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(12)
Includes 15,166 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(13)
Address is c/o Capital Z Management, LLC, 230 Park Avenue South, New York, NY 10003. Mr. Leathers is a shareholder of Capital Z Partners, Ltd., the ultimate general partner of Capital Z, and a member of Capital Z Partners III Universal GP, LLC, the general partner of Capital Z Partners III Universal, L.P.. Mr. Leathers disclaims beneficial ownership of all shares of our common stock that are beneficially owned by Capital Z and Capital Z Partners III.

(14)
Includes 40,166 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(15)
Mr. Perry is the president, sole director and sole stockholder of Perry Corp. Perry Corp. may be deemed to be the indirect beneficial owner of 6,920,500 shares of our common stock and options to purchase 3,333 shares of our common stock. Each of Mr. Perry and Perry Corp. disclaims beneficial ownership of all shares of our common stock and options to purchase shares of our common stock, except to the extent of any pecuniary interest therein.

(16)
Address is c/o Welsh, Carson, Anderson & Stowe, 320 Park Avenue—Suite 2500, New York, NY 10022. Mr. Scully is a general partner of WCAS. Mr. Scully disclaims beneficial ownership of all shares of our common stock that are beneficially owned by WCAS.

(17)
Address is c/o Capital Z Management, LLC, 230 Park Avenue South, New York, NY 10003. Mr. Spass is a shareholder of Capital Z Partners, Ltd.and a member of Capital Z Partners III. Mr. Spass disclaims beneficial ownership of all shares of our common stock that are beneficially owned by Capital Z and Capital Z Partners III.

(18)
Address is c/o Welsh, Carson, Anderson & Stowe, 320 Park Avenue—Suite 2500, New York, NY 10022. Mr. Traynor is a general partner of WCAS. Mr. Traynor disclaims beneficial ownership of all shares of our common stock that are beneficially owned by WCAS.

(19)
Includes 315,937 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(20)
Includes 3,750 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

(21)
Includes 17,666 shares of our common stock which may be acquired through the exercise of stock options, which are exercisable currently or within 60 days after March 31, 2009.

FUTURE SHAREHOLDER PROPOSALS

        We did not receive any shareholder proposals for inclusion in this proxy statement in connection with the annual meeting.

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some shareholder proposals may be eligible for inclusion in our 2010 proxy statement. These shareholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices, in care of our corporate secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, and must otherwise comply with the applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Securities Exchange Act. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. We must receive all submissions no later than January 18, 2010. We strongly encourage any shareholder interested in submitting a proposal to contact our corporate secretary in advance of this deadline to discuss the proposal, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement. The Nominating and Governance Committee will review all shareholder proposals and make recommendations to the board for action on any proposals. For information on recommending individuals for consideration as director nominees, see the "Corporate Governance" section of this proxy statement. Nominations for director must be accompanied by written consent to being named in the proxy statement as a nominee and to serving as a director if elected. All proposals must comply with requirements set forth in our bylaws, a copy of which may be obtained from our corporate secretary.

        In addition, to be considered for presentation at the annual meeting of our shareholders to be held in 2010, a shareholder proposal submitted outside the Rule 14a-8 processes described above must be received by our corporate secretary, Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, by March 14, 2010, and discretionary authority may be used if not timely submitted.

OTHER MATTERS

        As of the date of this proxy statement, our board of directors does not know of any matters, other than those referred to in this proxy statement, to be presented at the annual meeting for action by the shareholders. However, if any other matters are properly brought before the meeting or any postponements or adjournments thereof, we intend that the shares represented by proxies will be voted with respect to those matters in the discretion and judgment of the person acting under the proxies.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The SEC allows us to incorporate by reference business and financial information that is not included in or delivered with this proxy statement, which means that we can disclose important information to you by referring to another document filed separately with the SEC. The Universal American information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. We incorporate by reference the documents listed below and all documents we subsequently file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, other than information furnished to the SEC pursuant to Item 2.02 or Item 7.01 of Form 8-K.

        This proxy statement incorporates by reference our annual report on Form 10-K for the fiscal year ended December 31, 2008 filed on March 10, 2009.

        You can obtain our annual report on Form 10-K for the fiscal year ended December 31, 2008 from us or the SEC, or from our web site at www.universalamerican.com at the "Investors" link. Hard copies of our annual report are available from us without charge, excluding all exhibits unless the exhibits have specifically been incorporated by reference in this proxy statement. Holders of shares of our common stock may obtain hard copies of these documents by requesting them upon written or oral request from us at the following address:

Universal American Corp.
Six International Drive, Suite 190,
Rye Brook, New York 10573
(914) 934-5200
Attention: Legal Department

ATTN: LEGAL DEPARTMENT
6 INTERNATIONAL DRIVE, SUITE 190
RYE BROOK, NY 10573

You can vote by telephone OR Internet. Available 24 hours a day, 7 days a week.

Instead of mailing your proxy, you may choose one of the two other voting methods outlined below to vote your proxy.

VOTE BY PHONE - 1-800-690-6903

•  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 3, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com

•  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 3, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

•  Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Universal American Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Universal American Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

UNVFC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIVERSAL AMERICAN CORP.

Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold	For All
	All	For All	Except
01) Barry W. Averill	☐	☐	☐

02) Richard A. Barasch

03) Sally W. Crawford

04) Matthew W. Etheridge

05) Mark K. Gormley

06) Mark M. Harmeling

07) Linda H. Lamel

08) Eric W. Leathers

09) Patrick J. McLaughlin

10) Richard C. Perry

11) Thomas A. Scully

12) Robert A. Spass

13) Sean M. Traynor

14) Robert F. Wright

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name(s) on the line below.

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors recommends a vote FOR this proposal.

	For	Against	Abstain
Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of Universal American Corp. for the fiscal year ending December 31, 2009.	☐	☐	☐

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Proxy — Universal American Corp.

Proxy Solicited by Board of Directors for Annual Meeting — June 4, 2009

RICHARD A. BARASCH and ROBERT A. WAEGELEIN, or either of them, each with the full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Universal American Corp. to be held at 9:30 a.m. on June 4, 2009 at the offices of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the Proxies. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (Election of Directors) and FOR Proposal 2 (Ratification of Appointment of Independent registered public accounting firm).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed and voted on reverse side)